UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: July 31, 2020

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund Green Century MSCI International Index Fund July 31, 2020

An investment for your future.®114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, visit www.greencentury.com.

Dear Green Century Funds Shareholder:

I am pleased to report that all three of the Green Century Funds outperformed their benchmarks in the quarter that ended June 30, 2020. You can read more about the Funds’ performance in the attached Annual Report.

As a Green Century investor, you are part of a growing number of individuals interested in environmentally-responsible investing. While responsible investing is increasingly common, Green Century remains unique.

Our three-pronged approach offers investors an unparalleled opportunity to make an environmental impact while seeking competitive financial returns.

What makes us unique?

Green Century invests in sustainable companies

Value-based screens

The Green Century Funds are entirely fossil fuel free. All of the Green Century Funds are prohibited—by prospectus—from investing in companies that explore for, extract, process, refine, and transmit coal, oil, or gas; burn fossil fuels to make electricity; or possess carbon reserves.

As the first family of fossil fuel free, diversified, and responsible mutual funds in the U.S., we have championed fossil fuel divestment since before the divestment movement was launched in 2012.

We continue to play an important role, frequently demonstrating the potential financial benefits—including better performance, lower volatility, and avoidance of stranded assets—of fossil fuel free investing. In April, in commemoration of the 50th anniversary of Earth Day, I was honored to be part of an Environment America web panel on fossil fuel free investing with celebrated environmentalist and author Bill McKibben.

Green Century’s sustainable investment strategy excludes more than just fossil fuel companies, too. We also screen out producers of nuclear energy, nuclear weapons, conventional firearms, GMOs (Genetically Modified Organisms), or tobacco.

Environmental, Social, and Governance (ESG) performance ratings

Since Green Century was founded in 1991, we have sought to invest in environmental leaders and other companies that outperform their peers in addressing the most relevant environmental, supply chain, and corporate governance risks in their industries.

The use of ESG performance ratings may reduce risk and may offer financial advantages, too. It also grants investors the peace of mind to know that they’re only supporting corporate leaders in the effort to address the climate crisis, improve supply chain practices, and implement strong governance structures.

While new ESG products continue to launch, our decades of experience provides investors with an authentic and time-tested approach.

Green Century leverages its status as an investor to produce improved corporate environmental practices

Green Century believes that even corporate sustainability leaders have room for improvement, which is why this year we will work with over 100 companies to adopt stronger environmental practices throughout their operations and supply chains. We believe that companies that protect the environment and public health may avoid brand and reputational damage, which can protect shareholder interests.

Green Century’s shareholder advocacy program directly presses corporations to reduce potential investment risks and deliver tangible results.

Already in 2020, Green Century has:

•	Successfully worked with ADM,[1] a Fortune 50 corporation, to enhance its efforts to mitigate deforestation in its supply chain;
•

Successfully pressed Tyson Foods,[1] the second largest meat processor in the world, to develop and implement a No Deforestation policy that eliminates the destruction of rainforests in their supply chain and protects habitats for endangered species;

•	Commended Vertex Pharmaceuticals[1] for meeting and exceeding its company-wide goal to reduce operational greenhouse gas (GHG) emissions by the end of 2019.

Green Century supports our environmental and public health nonprofit owners

Green Century is the only mutual fund company in the U.S. wholly owned by environmental and public health nonprofit organizations. This means that 100 percent of the profits Green Century Capital Management earns managing our Funds can be used to support their critical work.

This one-of-a-kind ownership structure is integral to our mission and an important way that we help our investors align their investments with their values.

In the last year, Green Century helped fund many of our nonprofit owners’ environmental and public health campaigns—and the campaigns have made real strides.

For example, the Wildlife over Waste campaign, which aims to ban take-out plastic foam cups and containers to spare birds, fish and other wildlife from the harm caused by needless plastic pollution, has helped convince Maine, Maryland, Vermont, and Oregon to ban polystyrene.

The 100% Renewable Energy campaign, recently honored as a finalist in the Fast Company World Changing Ideas Awards, has helped push six states—Hawaii, California, New Mexico, Washington, New York, and Maine—to adopt 100% zero-carbon electricity legislation. And the campaign continues in Massachusetts, New Jersey, Pennsylvania, North Carolina, Florida, Michigan, Illinois, and Minnesota.

Green Century’s many environmental victories are only possible because of our investors, so thank you for choosing to make an impact with us. We appreciate your support and are always here to answer any questions.

I also encourage you to subscribe to our free, online newsletter. You can sign up by visiting www.GreenCentury.com, emailing us at info@greencentury.com, or calling us at 1-800-934-7336.

Sincerely,

Leslie Samuelrich

President

Green Century Capital Management

Green Century on the Web

E-News.    For more regular updates on the Green Century Funds and on our advocacy efforts, please consider signing up for our e-newsletter. Call 1-800-934-7336, visit www.greencentury.com, or email info@greencentury.com.

Online Access.    Information on your account is available on our website at www.greencentury.com.    From the home page, click on Access My Account. Shareholders may also perform online transactions on the site. While there, please consider registering for e-delivery of your statements and other Fund documents.

Twitter.    Green Century is on Twitter. Follow us at Twitter.com/Green__Century for a sustainable investor’s perspective on critical issues.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2020 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-934-7336, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-PORT, Part F. The Green Century Funds’ Forms N-PORT, Part F are available on the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee, by writing the SEC’s Public Reference Section, Washington DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. The information on Form N-PORT, Part F may also be obtained by calling us at 1-800-934-7336, or by e-mailing a request to info@greencentury.com.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY BALANCED FUND

Investment Objective    The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental responsibility.

Portfolio Orientation    As of the fiscal year ended July 31, 2020; the Green Century Balanced Fund (the Balanced Fund or the Fund) was diversified in a number of ways. Equity holdings represented 62.9% and bonds constituted 30.7% of the Fund’s net asset value. The Fund had 6.4% invested in cash, cash equivalents, and other assets, less liabilities. The portfolio managers view equities as the primary source of potential long-term growth, while emphasizing the importance of diversification in seeking to lower volatility. The Fund’s equity holdings were diversified across 68 equity holdings at fiscal year-end, none of which represented more than 3.4% of total net assets. Generally, larger, less-volatile companies constitute larger positions in the Fund’s portfolio than smaller companies. The portfolio managers seek to mitigate risk by investing primarily in companies they believe have demonstrated records of profitability, above-average growth prospects, and reasonable valuations.

As of July 31, the stocks held by the Balanced Fund were also diversified by sector, with (as a percent of total net assets) Technology (18.6%), Healthcare (9.3%), and Industrials (6.7%) as the largest sectors.

In line with its environmental mandate, the Fund had exposure to what Green Century considers environmental leaders in a number of

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY (unaudited)

industries including Healthy Living, Capital Goods, and Transportation. Green Century’s environmental screens keep the Fund out of traditional Energy and Utility companies, while the Fund has broad exposure to Information Technology, Health Care, Financial, Consumer, and Industrial companies.

In addition to its equity exposure to environmental leaders, the Fund invests in designated Green Bonds and designated Social Impact Bonds. The issuers of Green Bonds have indicated that the proceeds from the bonds will be used for environmentally positive goals such as greenhouse gas reduction, climate adaptation, and climate change mitigation. Issuers of designated Social Impact Bonds have indicated that the proceeds from the bonds will be used for projects supporting such issues as poverty alleviation, low-income housing, fair trade, and community development. As of July 31, 19.1% of the total portfolio and 62.5% of the market value of the bonds held in the Fund were designated Green / Sustainable or Social Impact Bonds.

Higher quality, intermediate maturity bonds can typically lower volatility and provide a stable source of income. At fiscal year end, the Balanced Fund held 47 bonds diversified across corporate and government agency issuers. In an effort to dampen volatility, the weighted average maturity (5.21 years) and modified duration (4.11 years) remain in the intermediate-range. The weighted average yield to maturity was 0.99%. All fixed income holdings were investment grade at the time of purchase and remained investment grade through the end of the fiscal year.

Economic Environment.    The rapid spread of Covid-19 upended all predictions about the year’s stock and bond market returns. In February and March, first the specter, and then the reality, of worldwide pandemic crushed both equity markets and bond markets, exposing fault lines of illiquidity running throughout and between markets. Disruption in Asian supply chains, followed closely by a dramatic shutdown of activity in Europe, swept away our late-2019 expectations for calm markets and improving economic growth in 2020.

In addition, economic and travel shutdowns cratered the demand for oil, which led Saudi Arabia and Russia, unable to agree on a supply cut, to instead increase supply. The price war, designed to drive marginal oil producers, such as U.S. shale oil producers, out of business, compounded the economic damage. Investors scrambled for safety, but many found that their holdings were immeasurably less liquid than they had believed. Investors who were unable to sell what they wanted to sell then moved on to sell what they could sell, pushing waves of selling from the stock market to corporate credit, U.S. Treasuries, and money markets.

Bond market trading seized up, further exacerbated by the actions of exchange traded funds (ETFs), leveraged ETFs, and hedge funds forced to sell holdings at any price to meet liquidations. Even the U.S. Treasury market, generally thought of as the world’s most liquid market, ground to a halt, exposing orders-of-magnitude less dealer support and market making activity than during the Great Financial Crisis. The U.S. Federal Reserve unleashed massive monetary policy measures to support market liquidity, while the Congress enacted an initial fiscal policy response amounting to over 10% of the 2019 level of GDP, which cushioned the immediate economic damage from enforced shutdowns of economic activity. Markets staged a remarkable comeback between April and July, with many indications of improving economic conditions, particularly in countries and regions that were able to reopen safely.

The big questions are whether reopening will lead to sustained economic activity, to what degree we may have an economic backlash due to job losses and government budget constraints, and if the resurgence in illness and deaths we are currently seeing continues unabated without mitigation by an effective vaccine. Lastly, the outcome of the upcoming U.S. Presidential election very likely has a profound impact on both the direction and scale of the massive monetary and fiscal policies currently supporting the economic environment.

Investment Strategy and Performance.    Green Century believes that strong environmental, social, and governance practices may enhance corporate profitability and reduce certain types of risks. We specifically avoid risks associated with investments in fossil fuels. Green Century and the Fund’s subadvisor believe that companies with strong balance sheets, strategic leadership in their products and markets, and strong environmental, social, and governance policies will have the financial flexibility and leadership wisdom to navigate choppy and volatile economic conditions.

The Balanced Fund holds a number of stocks which the portfolio managers believe have attractive environmental, social, and financial characteristics. New holdings over the reporting period include AstraZeneca1 and salesforce.com.1 AstraZeneca is a leading pharmaceutical company with a focus on oncology, cardiovascular health, and vaccines, including a new partnership with Oxford to develop a coronavirus vaccine. Salesforce.com produces a cloud-based customer relationship management software widely used by a variety of large companies, with a commitment to renewable energy and lower energy use in its datacenters.

The Fund holds over $59 million in Green / Sustainability or Social Impact Bonds and Notes, including notes issued by Apple,1 The Korea Development Bank,1 International Finance Corp.,1 International Bank for Reconstruction and Development (World Bank),1 U.S. International Development Finance Corp. (which until January 2020 was named the Overseas Private Investment Corp. or OPIC),1 Starbucks,1 and Enterprise Community Loan Fund.1

For the year ended July 31, 2020, the Balanced Fund’s returns were 8.19%, underperforming the 9.97% return for its Custom Balanced Index,2 an index comprised of the S&P 1500 Index3 (60% weighting) and of the BofA Merrill Lynch 1-10 Year US Corporate and Government Index4 (40% weighting). The underperformance of the Fund during this time period is primarily reflective of a cash drag in the fixed income portion of the portfolio as bonds rallied.

The Fund’s exposure to payment company PayPal1 for the twelve-month period helped provide strong relative returns in Technology, as did semiconductor equipment exposure from ASML.1 In Communication Services, the Fund saw above market performance from Alphabet1 and the New York Times.1 The Fund’s Financials exposure detracted from relative performance over the year, particularly regional bank KeyCorp,1 as well as insurance company Travelers.1 The Fund’s high-quality fixed income exposure performed relatively in-line with the benchmark as designed, although with some underperformance from the Fund’s lack of exposure to Treasuries.

The portfolio managers do not anticipate any significant changes in investment strategy for the Fund, believing that the investment environment may be favorable to the Fund’s core holdings in what the portfolio managers consider high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations.

Green Century Balanced Fund Total expense ratio: 1.47%		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Latest Quarter	One Year	Five Years	Ten Years
June 30, 2020	Green Century Balanced Fund Custom Balanced Index	14.28% 13.45%	5.31% 7.03%	5.82% 7.76%	8.93% 9.67%
July 31, 2020	Green Century Balanced Fund Custom Balanced Index	9.81% 8.54%	8.19% 9.97%	6.49% 8.26%	8.88% 9.57%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

The Balanced Fund consistently includes stocks and bonds of what Green Century believes to be environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect the single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk. The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

The S&P 500® Index5 and the S&P Supercomposite 1500 Index (the S&P 1500 Index) are unmanaged indexes of 500 and 1500 stocks, respectively. The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. Treasury, U.S. Agency, foreign government, supranational and corporate securities. Similar to the Balanced Fund, the performance of the S&P 500® Index, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index reflect reinvestment of dividends and distributions. Unlike the Fund, however, the performance of the S&P 500® Index, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index does not include management and other operating expenses. It is not possible to invest directly in an index.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY EQUITY FUND

Investment Objective    The Green Century Equity Fund (the Equity Fund or the Fund) seeks to achieve long-term total return that matches the performance of an index comprised of the stocks of companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Fund seeks to achieve its objective by investing in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index6 (the KLD400 ex Fossil Fuels Index or the Index), a custom index calculated by MSCI, Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture, or refine coal, oil or gas that are included in the KLD400 Index. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

The KLD400 Index, formerly named the Domini 400 Social Index, is the longest-running socially responsible index. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance (ESG) criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Fund’s environmental criteria limit the investments available to the Fund compared to mutual funds that do not use environmental criteria.

The Fund invests in the stocks of companies selected for inclusion in the Index based on a thorough review of environmental, social, and governance factors and includes those companies believed to have the best overall sustainability records. Green Century believes that certain industries impose unique and

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that derive significant revenues from the manufacture of tobacco products, alcoholic beverages, genetically modified organisms (GMOs), or the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible. The Index excludes all companies that explore for, extract, produce, manufacture, or refine coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

Investment Strategy and Performance    Green Century believes that companies that minimize their negative social and environmental impact and follow governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund’s total return for the latest quarter ended July 31, 2020 was 12.86% for the individual share class and 12.91% for the institutional share class, closely tracking the S&P 500® Index, which returned 12.87% for the same period. Additional results for various time periods are below:*

Green Century Equity Fund Total expense ratio: 1.25% for Individual Share Class and 0.95% for Institutional Share Class		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Latest Quarter	One Year	Five Years	Ten Years
June 30, 2020	Green Century Equity Index Fund — Individual Share Class	21.21%	11.08%	11.07%	13.20%
	Green Century Equity Fund — Institutional Share Class	21.32%	11.40%	11.21%	13.27%
	S&P 500® Index	20.54%	7.51%	10.73%	13.99%
July 31, 2020	Green Century Equity Index Fund — Individual Share Class	12.86%	13.95%	11.53%	13.05%
	Green Century Equity Fund — Institutional Share Class	12.91%	14.28%	11.68%	13.12%
	S&P 500® Index	12.87%	11.96%	11.49%	13.84%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

As of April 1, 2014, the Equity Fund invests in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index; prior to April 1, 2014, the Fund invested in the common stocks which made up the MSCI KLD 400 Social Index. Institutional shares were offered as of April 30, 2018. The Institutional Share Class performance for periods prior to April 30, 2018 reflects the performance of the Fund’s Individual Investor Class.

For the year ended July 31, 2020, the Equity Fund institutional and investor share classes returned 14.28% and 13.95%, respectively, outperforming the S&P 500® Index which returned 11.96%. As the MSCI KLD 400 Social ex Fossil Fuels Index does not include all of the stocks in the S&P 500® Index and includes some stocks not included in the S&P 500 Index, the performance of the Fund can be expected to differ from the performance of the broader benchmark.

The performance of the Fund, relative to the MSCI Index, was boosted by the positive impact of stock selection in the Utilities and Materials sectors and by not holding securities in the Energy sector. The relative performance of the Fund was negatively impacted by stock selection in the Information Technology and Consumer Discretionary sectors.

The strongest performing sectors in the Equity Fund were Information Technology, Utilities and Health Care which returned 27.87%, 22.09% and 21.76%, respectively. The worst performing sectors were Real Estate and Industrials, which returned 3.71% and 5.80%, respectively, for the year. Within the S&P 500

Index, Information Technology, Consumer Discretionary and Health Care were the strongest performing sectors, gaining 38.91%, 21.47%, and 18.75%, respectively. The worst performing sectors were Energy and Financials, which returned –38.26% and –12.81%, respectively, for the year.

Despite a sharp decline of more than 30% in the first quarter of 2020, the S&P 500 Index was up nearly 12% in the year—July was nearing all-time highs reached previously in February. The increased volatility stemmed from investor sentiment around the global response to the spreading pandemic. A swift response on interest rate policy and stimulus by the Federal Reserve helped stem the volatility, with a drastic rate cut to zero and an unprecedented stimulus package announced after a surprise meeting in March. Energy was the worst-performing sector in the index for the year, as crude oil prices dipped to negative prices on the front month contract in April, but has recovered since settling in around $40 per barrel in July. All other sectors fluctuated with the market, but one category, Information Technology, outpaced all others and held up the best throughout the volatility and subsequent recovery.

The S&P 500® Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500® Index’s performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500® Index’s performance does not include management and other operating expenses. It is not possible to invest directly in an index.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

Investment Objective    The Green Century MSCI International Index Fund (the International Fund or the Fund) seeks to achieve long-term total return that matches the performance of an index comprised of the stocks of foreign companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Fund seeks to achieve its objective by investing in the stocks included in the MSCI World ex USA SRI ex Fossil Fuels Index7 (the Index), a custom index calculated by MSCI, Inc. The Index is comprised of the common stocks of the approximately 240 companies in the MSCI World ex USA SRI Index,8 minus the stocks of the companies that explore for, extract, process, refine or distribute coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

The International Fund is the only responsible, diversified fossil fuel free international index fund available in the U.S. The Fund is also broadly diversified and responsibly screened. Like other index funds, the International Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance (ESG) criteria.

The Fund invests in the stocks of companies selected for inclusion in the Index based on a thorough review of environmental, social, and governance factors and includes those companies believed to have the best overall sustainability records. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

INVESTMENT BY COUNTRY (unaudited)

derive significant revenues from the manufacture of tobacco products, alcoholic beverages, genetically modified organisms (GMOs), or the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible. The Index excludes all companies that explore for, extract, produce, manufacture, or refine coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

Investment Strategy and Performance    Green Century believes that companies that minimize their negative social and environmental impact and follow governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

International markets have continued to perform well recently; both share classes of the International Fund outperformed its benchmark for the latest quarter ended July 31, 2020. The Fund’s total return was 11.35% for the individual share class and 11.46% for the institutional share class for this period, while the MSCI World ex USA Index returned 10.69% for the same period. Additional results for various time periods are below:*

Green Century MSCI International Fund Total expense ratio: 1.28% for Individual Share Class and 0.98% for Institutional Share Class		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Inception Date: September 30, 2016
		Latest Quarter	One Year	Three Years	Since Inception
June 30, 2020	Green Century MSCI International Index Fund — Individual Share Class	15.68%	1.08%	2.67%	4.93%
	Green Century MSCI International Index Fund — Institutional Share Class	15.79%	1.39%	2.97%	5.22%
	MSCI World ex USA Index	15.34%	–5.42%	0.84%	3.86%
July 31, 2020	Green Century MSCI International Index Fund — Individual Share Class	11.35%	6.28%	2.64%	5.65%
	Green Century MSCI International Index Fund — Institutional Share Class	11.46%	6.51%	2.94%	5.94%
	MSCI World ex USA Index	10.69%	–1.72%	0.74%	4.49%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

For the one year period ended July 31, 2020, the institutional and investor share classes of the Green Century MSCI International Index Fund, which closely tracks the MSCI World ex USA SRI ex Fossil Fuels Index, returned 6.51% and 6.28%, respectively, while the MSCI World ex USA Index (Index), returned

–1.72% during the same period. The difference in performance of the International Fund relative to the Index was largely due to differences in sector allocation and stock selection criteria between the International Fund and the Index.

The strongest performing sectors in the International Fund were Information Technology, Health Care and Utilities, which returned 39.75%, 34.76% and 9.63%, respectively. The worst performing sectors were Real Estate and Financials, which returned –18.01% and –10.84%, respectively, for the year. Within the MSCI World ex USA Index, Information Technology, Health Care and Utilities were the strongest performing sectors, gaining 25.68%, 21.25%, and 11.54%, respectively. The worst performing sectors were Energy and Real Estate, which returned –33.57% and –17.16%, respectively, for the year.

International equities were down almost 2% for the year ended July 31, 2020. Countries around the world were plagued by the rise of a global pandemic that spread throughout the world beginning in late 2019 and early 2020. The pandemic forced a global economic shutdown as a response to its rapid infection rate in order to prevent additional spreading.

The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets (DM) countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. Unlike the Fund, the MSCI World ex USA Index’s performance does not include management and other operating expenses. It is not possible to invest directly in an index.

The U.S. Federal Reserve took a proactive stance against the virus, cutting interest rates to zero and announcing unprecedented stimulus in a surprise meeting in March. This development, combined with other nations utilizing similar economic tools, contributed to a swift stock market recovery off of multi-year lows reached in the first quarter of 2020. Technology stocks led other sectors on the year as they performed well during the volatility as well as leading the subsequent recovery.

The International Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the International Fund is invested may perform worse than the stock market as a whole. The developed market ex-U.S. equities in which the International Fund is invested may also perform worse than the stock market as a whole. Foreign securities are subject to additional risks such as currency fluctuations, regional economic and political conditions, differences in accounting methods, and other unique risks compared to investing in securities of U.S. issuers. The International Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market. The Fund’s environmental criteria limit the investments available to the Fund compared to mutual funds that do not use environmental criteria.

1 As of July 31, 2020, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
Archer-Daniels-Midland Company (ADM)	0.00%	0.16%	0.00%
Vertex Pharmaceuticals, Inc.	0.00%	0.48%	0.00%
AstraZeneca PLC ADR	1.25%	0.00%	0.00%
salesforce.com, Inc.	2.01%	1.12%	0.00%
Apple, Inc.	4.84%	0.00%	0.00%
The Korea Development Bank	0.41%	0.00%	0.00%
International Finance Corporation	0.18%	0.00%	0.00%
International Bank for Reconstruction & Development	0.70%	0.00%	0.00%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
U.S. International Development Finance Corporation	2.02%	0.00%	0.00%
Starbucks Corporation	1.59%	0.61%	0.00%
Enterprise Community Loan Fund, Inc.	1.00%	0.00%	0.00%
PayPal Holdings, Inc.	1.99%	1.49%	0.00%
ASML Holding NV	0.94%	0.00%	3.97%
Alphabet, Inc., Class A	2.75%	3.04%	0.00%
The New York Times Company	0.88%	0.04%	0.00%
KeyCorp	0.63%	0.08%	0.00%
The Travelers Companies, Inc.	0.94%	0.20%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by any Fund during the fiscal year ended July 31, 2020, or may have been held by a Fund for a portion of the fiscal year, or may have been held by a Fund for the entire fiscal year. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). It is not possible to invest directly in the Custom Balanced Index.

3 The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. It is not possible to invest directly in the S&P Supercomposite 1500 Index.

4 The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the BofA Merrill Lynch Index.

5 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

6 The MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index) is a custom index calculated by MSCI Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture, or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves that are included in the KLD400 Index. The KLD400 Index is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive ESG characteristics and consists of approximately 400 companies selected from the MSCI USA Investable Market Index. It is not possible to invest directly in an index.

7 The World ex USA SRI ex Fossil Fuels Index is a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves that are included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 Developed Markets countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have outstanding ESG ratings and excludes companies whose products have negative social or environmental impacts. It is not possible to invest directly in an index.

8 The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. It is not possible to invest directly in the MSCI World ex USA Index.

Stocks will fluctuate in response to factors that may affect a single company, industry, sector, country, region or the market as a whole and may perform worse than the market. Foreign securities are subject to additional risks such as currency fluctuations, regional economic and political conditions, differences in accounting methods, and other unique risks compared to investing in securities of U.S. issuers. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk. A sustainable investment strategy which incorporates environmental, social and governance criteria may result in lower or higher returns than an investment strategy that does not include such criteria.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services, LLC 9/20

Neither the Green Century Equity Fund nor the Green Century MSCI International Index Fund (each a “Fund” and together the “Funds”) is sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to a Fund or any index on which a Fund is based. The MSCI Parties are not sponsors of either of the Funds and are not affiliated with the Funds in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Funds.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended July 31, 2020 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 to July 31, 2020 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2020	ENDING ACCOUNT VALUE JULY 31, 2020	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,039.00	$7.47
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.67	7.39

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2020	ENDING ACCOUNT VALUE JULY 31, 2020	EXPENSES PAID DURING THE PERIOD[1]
Equity Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,045.00	$6.36
Actual Expenses — Institutional Class	1,000.00	1,046.40	4.83
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.79	6.27
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.28	4.77

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2020	ENDING ACCOUNT VALUE JULY 31, 2020	EXPENSES PAID DURING THE PERIOD[1]
MSCI International Index Fund
Actual Expenses — Individual Investor Class	$1,000.00	$976.60	$6.29
Actual Expenses — Institutional Class	1,000.00	978.40	4.82
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.64	6.42
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.13	4.92

1 Expenses are equal to the Funds’ annualized expense ratios (1.47% for the Balanced Fund, 1.25% for the Equity Fund Individual Investor Class, 0.95% for the Equity Fund Institutional Class, 1.28% for the MSCI International Index Fund Individual Investor Class and 0.98% for the MSCI International Index Fund Institutional Class), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2020

COMMON STOCKS — 62.9%
	SHARES	VALUE
Software & Services — 11.0%
Adobe, Inc. (a)	8,785	$3,903,351
Autodesk, Inc. (a)	11,965	2,828,885
Blackbaud, Inc.	20,007	1,251,238
Mastercard, Inc., Class A	23,949	7,388,985
Microsoft Corporation	48,079	9,856,676
PayPal Holdings, Inc. (a)	31,386	6,153,853
salesforce.com, Inc. (a)	13,615	2,652,882

		34,035,870

Capital Goods — 5.6%
A.O. Smith Corporation	36,108	1,738,239
Deere & Company	8,712	1,536,013
Eaton Corporation PLC	30,012	2,795,017
Illinois Tool Works, Inc.	11,220	2,075,588
Rockwell Automation, Inc.	8,926	1,947,118
Trane Technologies PLC	33,689	3,768,788
Westinghouse Air Brake Technologies Corporation	33,630	2,091,450
Xylem, Inc.	21,084	1,538,710

		17,490,923

Pharmaceuticals & Biotechnology — 4.7%
AstraZeneca PLC ADR (b)	69,516	3,877,602
Gilead Sciences, Inc.	18,304	1,272,677
Illumina, Inc. (a)	6,510	2,487,862
IQVIA Holdings, Inc. (a)	15,895	2,517,609
Merck & Company, Inc.	55,816	4,478,676

		14,634,426

Media & Entertainment — 4.7%
Alphabet, Inc., Class A (a)	5,733	8,530,417
Facebook, Inc., Class A (a)	13,120	3,328,151
New York Times Company (The), Class A	59,028	2,723,552

		14,582,120

Retailing — 4.7%
Booking Holdings, Inc. (a)	968	1,608,942
Home Depot, Inc. (The)	13,443	3,568,982
Target Corporation	22,417	2,821,852
TJX Companies, Inc. (The)	55,313	2,875,723
Tractor Supply Company	25,106	3,583,630

		14,459,129

	SHARES	VALUE
Healthcare Equipment & Services — 4.6%
Anthem, Inc.	9,997	$2,737,178
Baxter International, Inc.	28,987	2,503,897
CVS Health Corp.	31,621	1,990,226
Medtronic PLC	22,868	2,206,305
Quest Diagnostics, Inc.	17,247	2,191,576
Stryker Corporation.	12,760	2,466,508

		14,095,690

Technology Hardware & Equipment — 4.4%
Apple, Inc.	25,155	10,691,881
Palo Alto Networks, Inc. (a)	11,443	2,928,493

		13,620,374

Banks — 2.9%
East West Bancorp, Inc.	48,545	1,682,570
First Republic Bank	32,474	3,652,676
KeyCorp	161,925	1,944,719
PNC Financial Services Group, Inc. (The)	15,006	1,600,690

		8,880,655

Renewable Energy & Energy Efficiency — 2.4%
First Solar, Inc. (a)	46,905	2,793,193
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	86,805	3,040,779
Ormat Technologies, Inc.	24,340	1,448,230

		7,282,202

Semiconductors — 2.3%
Analog Devices, Inc.	24,092	2,766,966
ASML Holding NV (b)	8,209	2,903,688
Xilinx, Inc.	13,861	1,487,978

		7,158,632

Materials — 2.0%
Ball Corporation	33,458	2,463,512
Ingevity Corporation (a)	43,897	2,567,097
International Flavors & Fragrances, Inc.	9,475	1,193,376

		6,223,985

Household & Personal Products — 1.8%
Procter & Gamble Company (The)	17,374	2,278,079
Unilever NV (b)	56,418	3,330,354

		5,608,433

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2020	continued

	SHARES	VALUE
Real Estate — 1.8%
American Tower Corporation	10,311	$2,695,193
AvalonBay Communities, Inc.	10,785	1,651,399
Boston Properties, Inc.	12,467	1,110,685

		5,457,277

Food & Staples Retailing — 1.6%
Costco Wholesale Corporation	10,528	3,427,180
Sysco Corporation	30,845	1,630,158

		5,057,338

Insurance — 1.6%
Aflac, Inc.	56,782	2,019,736
Travelers Companies, Inc. (The)	25,349	2,900,432

		4,920,168

Consumer Durables & Apparel — 1.4%
NIKE, Inc., Class B	24,970	2,437,321
VF Corporation	29,891	1,804,221

		4,241,542

Transportation — 1.0%
J.B. Hunt Transport Services, Inc.	9,336	1,208,078
United Parcel Service, Inc., Class B	14,085	2,010,775

		3,218,853

Telecommunication Services — 1.0%
Verizon Communications, Inc.	55,645	3,198,475

Utilities — 1.0%
American Water Works Company, Inc.	21,296	3,136,262

Diversified Financials — 1.0%
Bank of New York Mellon Corporation (The)	48,207	1,728,221
Charles Schwab Corporation (The)	38,304	1,269,778

		2,997,999

Food & Beverage — 0.9%
McCormick & Company, Inc.	14,991	2,921,746

Consumer Services — 0.5%
Starbucks Corporation	21,537	1,648,227

Total Common Stocks (Cost $121,936,517)		194,870,326

	PRINCIPAL AMOUNT	VALUE

BONDS & NOTES — 30.7%
Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — 16.3%
Apple, Inc. 2.85%, due 2/23/23 (c)	$3,000,000	$3,181,617
Apple, Inc. 3.00%, due 6/20/27 (c)	1,000,000	1,134,409
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	1,082,321
BlueHub Loan Fund, Inc. 2.89%, due 1/1/27	2,000,000	2,026,836
Boston Properties LP 4.50%, due 12/1/28 (c)	3,500,000	4,237,520
City & County of San Francisco CA Community Facilities District No. 2014-1 2.75%, due 9/1/23	650,000	676,598
City of San Francisco CA Public Utilities Commission Water Revenue 2.806%, due 11/1/23	2,000,000	2,144,100
Digital Realty Trust LP 3.95%, due 7/1/22 (c)	2,000,000	2,123,668
European Investment Bank 2.50%, due 10/15/24 (b)	2,000,000	2,185,332
European Investment Bank 2.125%, due 4/13/26 (b)	500,000	549,094
International Bank for Reconstruction & Development 2.125%, due 3/3/25 (b)	2,000,000	2,162,154
International Finance Corporation 2.125%, due 4/7/26 (b)	500,000	547,958
Kommunalbanken AS 1.375%, due 10/26/20 (b)(d)	2,000,000	2,004,966
Korea Development Bank (The) 1.029% (3-Month USD Libor+72.5 basis points), due 7/6/22 (b)(e)	1,250,000	1,256,146
Kreditanstalt fuer Wiederaufbau 2.00%, due 11/30/21 (b)	1,000,000	1,024,096
National Australia Bank Ltd. 3.625%, due 6/20/23 (b)	2,000,000	2,179,454
Nederlandse Waterschapsbank NV 2.375%, due 3/24/26 (b)(d)	1,000,000	1,099,268

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2020	continued

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — (continued)
Nordic Investment Bank 2.25%, due 9/30/21 (b)	$1,500,000	$1,535,101
Regency Centers LP 3.75%, due 6/15/24 (c)	2,000,000	2,111,400
San Francisco Bay Area Rapid Transit District 2.622%, due 8/1/29	2,000,000	2,171,160
Starbucks Corporation 2.45%, due 6/15/26 (c)	3,000,000	3,270,267
Sumitomo Mitsui Banking Corporation 2.45%, due 10/20/20 (b)	2,000,000	2,008,680
United States International Development Finance Corporation 3.28%, due 9/15/29	710,796	796,149
United States International Development Finance Corporation 3.33%, due 5/15/33	229,355	260,331
United States International Development Finance Corporation 3.43%, due 6/1/33	216,156	251,912
United States International Development Finance Corporation 3.05%, due 6/15/35	1,420,800	1,601,877
United States International Development Finance Corporation 2.58%, due 7/15/38	3,000,000	3,346,020
Verizon Communications, Inc. 3.875%, due 2/8/29 (c)	3,000,000	3,622,053

		50,590,487

U.S. Government Agencies — 6.4%
Federal Farm Credit Banks Funding Corporation 1.625%, due 9/17/21	3,000,000	3,049,623
Federal Farm Credit Banks Funding Corporation 2.26%, due 11/13/24	500,000	541,236

	PRINCIPAL AMOUNT	VALUE
U.S. Government Agencies — (continued)
Federal Farm Credit Banks Funding Corporation 1.82%, due 12/18/25	$3,000,000	$3,218,688
Federal Farm Credit Banks Funding Corporation 2.80%, due 11/12/27	3,000,000	3,456,825
Federal Home Loan Banks 0.25%, due 6/3/22	3,500,000	3,505,684
Federal Home Loan Banks 1.875%, due 12/9/22	3,000,000	3,118,293
Federal Home Loan Mortgage Corporation 0.45%, due 11/28/23 (c)	3,000,000	3,003,399

		19,893,748

Community Development Financial Institutions — 2.9%
Capital Impact Partners 2.60%, due 12/15/22	2,000,000	2,056,572
Enterprise Community Loan Fund, Inc. 4.152%, due 11/1/28 (c)	3,000,000	3,089,742
Local Initiatives Support Corporation 3.782%, due 3/1/27 (c)	2,000,000	2,201,926
Reinvestment Fund, Inc. (The) 3.78%, due 2/15/26	1,400,000	1,482,555

		8,830,795

Software & Services — 2.4%
Adobe, Inc. 3.25%, due 2/1/25 (c)	3,500,000	3,924,007
salesforce.com, Inc. 3.70%, due 4/11/28 (c)	3,000,000	3,565,800

		7,489,807

Diversified Financials — 1.0%
Bank of New York Mellon Corporation (The) 3.55%, due 9/23/21 (c)	1,000,000	1,033,987
State Street Corporation 3.10%, due 5/15/23	2,000,000	2,148,470

		3,182,457

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2020	concluded

	PRINCIPAL AMOUNT	VALUE
Capital Goods — 0.8%
Trane Technologies Luxembourg Finance SA 3.80%, due 3/21/29 (b)(c)	$2,000,000	$2,329,556

Real Estate — 0.4%
Healthpeak Properties Inc 3.875%, due 8/15/24 (c)	1,000,000	1,110,489

Media & Entertainment — 0.3%
Oracle Corporation 2.50%, due 5/15/22 (c)	1,000,000	1,035,453

Healthy Living — 0.2%
Whole Foods Market, Inc. 5.20%, due 12/3/25 (c)(d)	500,000	590,524

Total Bonds & Notes (Cost $88,586,260)		95,053,316

SHORT-TERM INVESTMENTS — 6.3%
UMB Money Market Fiduciary Account, 0.01% (f) (Cost $19,559,173)		19,559,173

Total Short-term Investments (Cost $19,559,173)		19,559,173

TOTAL INVESTMENTS (g) — 99.9%
(Cost $230,081,950)		309,482,815
Other Assets Less Liabilities — 0.1%		388,499

NET ASSETS — 100.0%		$309,871,314

(a)	Non-income producing security.
(b)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Callable
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $3,694,758.

(e)	Floating rate bond. Rate shown is currently in effect at July 31, 2020.
(f)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(g)

The cost of investments for federal income tax purposes is $229,855,820 resulting in gross unrealized appreciation and depreciation of $83,276,052 and $3,649,057 respectively, or net unrealized appreciation of $79,626,995.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2020

COMMON STOCKS — 99.7%
	SHARES	VALUE
Software & Services — 24.4%
Accenture PLC, Class A (a)	15,592	$3,504,770
Adobe, Inc. (b)	11,840	5,260,749
ANSYS, Inc. (b)	2,107	654,434
Autodesk, Inc. (b)	5,408	1,278,613
Automatic Data Processing, Inc.	10,620	1,411,504
Cadence Design Systems, Inc. (b)	6,862	749,674
Citrix Systems, Inc.	2,866	409,150
Cognizant Technology Solutions Corporation, Class A	13,444	918,494
Fortinet, Inc. (b)	3,612	499,540
International Business Machines Corporation	21,809	2,681,198
Intuit, Inc.	6,402	1,961,381
Mastercard, Inc., Class A	21,977	6,780,564
Microsoft Corporation	177,506	36,390,505
NortonLifeLock, Inc.	14,067	301,737
Oracle Corporation	55,124	3,056,626
Paycom Software, Inc. (b)	1,234	350,913
PayPal Holdings, Inc. (b)	27,363	5,365,063
salesforce.com, Inc. (b)	20,690	4,031,447
ServiceNow, Inc. (b)	4,664	2,048,429
Splunk, Inc. (b)	3,821	801,722
Teradata Corporation (b)	2,680	56,280
Visa, Inc., Class A	41,901	7,977,950
VMware, Inc., Class A (b)	2,021	283,364
Western Union Company (The)	10,200	247,656
Workday, Inc., Class A (b)	4,110	743,581

		87,765,344

Media & Entertainment — 12.3%
Alphabet, Inc., Class A (b)	7,366	10,960,240
Alphabet, Inc., Class C (b)	7,538	11,178,552
Discovery, Inc., Class A (b)	3,821	80,623
Discovery, Inc., Class C (b)	8,243	156,205
Electronic Arts, Inc. (b)	7,101	1,005,643
Facebook, Inc., Class A (b)	59,093	14,990,121
John Wiley & Sons, Inc., Class A	1,056	35,724
Liberty Global PLC, Class A (a)(b)	3,945	92,333
Liberty Global PLC, Series C (a)(b)	10,247	233,222
New York Times Company (The), Class A	3,477	160,429
Omnicom Group, Inc.	5,315	285,575
Scholastic Corporation	689	16,488
Walt Disney Company (The)	44,336	5,184,652

		44,379,807

	SHARES	VALUE
Pharmaceuticals & Biotechnology — 7.2%
AbbVie, Inc.	43,368	$4,116,057
Agilent Technologies, Inc.	7,661	737,984
Amgen, Inc.	14,482	3,543,311
Biogen, Inc. (b)	4,278	1,175,124
BioMarin Pharmaceutical, Inc. (b)	4,436	531,477
Bio-Techne Corporation	946	260,301
Bristol-Myers Squibb Company	55,508	3,256,099
Gilead Sciences, Inc.	31,066	2,160,019
IQVIA Holdings, Inc. (b)	4,755	753,145
Jazz Pharmaceuticals PLC (a)(b)	1,377	149,060
Merck & Company, Inc.	62,282	4,997,508
Mettler-Toledo International, Inc. (b)	593	554,455
Vertex Pharmaceuticals, Inc. (b)	6,371	1,732,912
Waters Corporation (b)	1,534	326,972
Zoetis, Inc.	11,670	1,770,106

		26,064,530

Semiconductors — 6.0%
Advanced Micro Devices, Inc. (b)	28,761	2,226,964
Analog Devices, Inc.	9,045	1,038,818
Applied Materials, Inc.	22,573	1,452,121
Intel Corporation	105,031	5,013,130
Lam Research Corporation	3,575	1,348,347
Microchip Technology, Inc.	5,876	597,765
NVIDIA Corporation	15,030	6,381,588
Skyworks Solutions, Inc.	4,198	611,145
Texas Instruments, Inc.	22,929	2,924,594

		21,594,472

Capital Goods — 5.2%
3M Company	14,127	2,125,690
A.O. Smith Corporation	3,343	160,932
AGCO Corporation	1,553	101,923
Air Lease Corporation, Class A	2,626	68,854
Allegion PLC (a)	2,282	226,968
Applied Industrial Technologies, Inc.	937	59,143
Builders FirstSource, Inc. (b)	2,894	68,559
Caterpillar, Inc.	13,531	1,797,999
Cummins, Inc.	3,681	711,390
Deere & Company	7,322	1,290,942
Dover Corporation	3,533	363,652
Eaton Corporation PLC	10,157	945,921
EMCOR Group, Inc.	1,380	94,530
Fastenal Company	14,163	666,227

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2020	continued

	SHARES	VALUE
Capital Goods — (continued)
Flowserve Corporation	3,223	$89,825
Fortive Corporation	7,468	524,179
Fortune Brands Home & Security, Inc.	3,426	262,089
Graco, Inc.	4,167	221,851
Granite Construction, Inc.	1,102	18,690
H&E Equipment Services, Inc.	741	13,034
HD Supply Holdings, Inc. (b)	4,046	142,015
Illinois Tool Works, Inc.	7,838	1,449,952
Lennox International, Inc.	846	226,846
Lincoln Electric Holdings, Inc.	1,414	127,811
Masco Corporation	6,854	391,775
Meritor, Inc. (b)	1,757	39,972
Middleby Corporation (The) (b)	1,383	114,872
Owens Corning	2,664	161,092
PACCAR, Inc.	8,542	726,753
Parker-Hannifin Corporation	3,168	566,819
Quanta Services, Inc.	3,467	138,576
Rockwell Automation, Inc.	2,867	625,407
Roper Technologies, Inc.	2,609	1,128,262
Sensata Technologies Holding NV (b)	3,894	147,894
Snap-on, Inc.	1,286	187,589
Spirit AeroSystems Holdings, Inc., Class A	2,508	49,082
Stanley Black & Decker, Inc.	3,780	579,550
Tennant Company	408	27,181
Timken Company (The)	1,640	74,882
Trane Technologies PLC (a)	5,880	657,796
United Rentals, Inc. (b)	1,839	285,725
W.W. Grainger, Inc.	1,126	384,563
Westinghouse Air Brake Technologies Corporation	4,483	278,798
Xylem, Inc.	4,449	324,688

		18,650,298

Food & Beverage — 4.5%
Archer-Daniels-Midland Company	13,691	586,386
Bunge Ltd.	3,456	150,129
Campbell Soup Company	4,469	221,528
Coca-Cola Company (The)	100,086	4,728,063
Darling Ingredients, Inc. (b)	4,034	112,670
General Mills, Inc.	14,826	938,041
Hormel Foods Corporation	7,254	368,938
Ingredion, Inc.	1,663	143,849

	SHARES	VALUE
Food & Beverage — (continued)
JM Smucker Company (The)	2,815	$307,820
Kellogg Company	6,328	436,569
Kraft Heinz Company (The)	16,568	569,608
Lamb Weston Holdings, Inc.	3,590	215,687
McCormick & Company, Inc.	3,048	594,055
Mondelez International, Inc., Class A	35,231	1,954,968
PepsiCo, Inc.	34,122	4,697,235

		16,025,546

Diversified Financials — 4.3%
Ally Financial, Inc.	9,292	186,769
American Express Company	16,896	1,576,735
Ameriprise Financial, Inc.	3,036	466,421
Bank of New York Mellon Corporation (The)	19,624	703,520
BlackRock, Inc.	3,741	2,151,112
Charles Schwab Corporation (The)	28,441	942,819
CME Group, Inc.	8,814	1,464,711
E*TRADE Financial Corporation .	5,459	277,153
Equitable Holdings, Inc.	10,287	210,472
FactSet Research Systems, Inc.	935	323,790
Franklin Resources, Inc.	7,300	153,665
Intercontinental Exchange, Inc.	13,600	1,316,208
Invesco Ltd.	9,345	93,824
Legg Mason, Inc.	2,111	105,529
Moody’s Corporation	4,143	1,165,426
Northern Trust Corporation	4,904	384,228
S&P Global, Inc.	5,995	2,099,749
State Street Corporation	8,743	557,716
T. Rowe Price Group, Inc.	5,818	803,466
TD Ameritrade Holding Corporation	6,621	237,628
Voya Financial, Inc.	3,292	162,625

		15,383,566

Healthcare Equipment & Services — 4.2%
ABIOMED, Inc. (b)	1,112	333,533
Align Technology, Inc. (b)	1,847	542,686
AmerisourceBergen Corporation	3,808	381,524
Becton, Dickinson and Company	6,663	1,874,568
Cardinal Health, Inc.	7,192	392,827
Centene Corporation (b)	14,382	938,425
Cerner Corporation	7,699	534,696
Cigna Corporation	9,163	1,582,358
Cooper Cos., Inc. (The)	1,214	343,477

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2020	continued

	SHARES	VALUE
Healthcare Equipment & Services — (continued)
DaVita, Inc. (b)	2,170	$189,636
DENTSPLY SIRONA, Inc.	5,468	243,873
Edwards Lifesciences Corporation (b)	15,417	1,208,847
HCA Healthcare, Inc.	6,634	840,130
Henry Schein, Inc. (b)	3,544	243,579
Hologic, Inc. (b)	6,497	453,361
Humana, Inc.	3,246	1,273,893
IDEXX Laboratories, Inc. (b)	2,093	832,491
Laboratory Corporation of America Holdings (b)	2,397	462,429
MEDNAX, Inc. (b)	2,055	41,059
Patterson Companies, Inc.	2,046	54,342
Quest Diagnostics, Inc.	3,291	418,187
ResMed, Inc.	3,566	722,151
Select Medical Holdings Corporation (b)	2,676	50,951
Teladoc Health, Inc. (b)	1,735	412,288
Varian Medical Systems, Inc. (b)	2,239	319,550
West Pharmaceutical Services, Inc.	1,821	489,612

		15,180,473

Retailing — 4.0%
AutoNation, Inc. (b)	1,456	74,751
Best Buy Company, Inc.	5,747	572,344
Booking Holdings, Inc. (b)	1,008	1,675,427
Buckle, Inc. (The)	756	12,119
CarMax, Inc. (b)	4,039	391,662
Foot Locker, Inc.	2,580	75,826
GameStop Corporation, Class A (b)	1,429	5,730
Gap, Inc. (The)	5,453	72,907
Home Depot, Inc. (The)	26,791	7,112,743
Kohl’s Corporation	3,886	73,989
LKQ Corporation (b)	7,224	203,645
Lowe’s Companies, Inc.	18,816	2,801,890
Nordstrom, Inc.	2,587	35,416
ODP Corporation (The)	1,322	29,176
Pool Corporation	988	312,900
Signet Jewelers Ltd.	1,194	12,824
Tiffany & Company	2,673	335,087
Tractor Supply Company	2,894	413,089
Ulta Beauty, Inc. (b)	1,340	258,607

		14,470,132

	SHARES	VALUE
Household & Personal Products — 3.5%
Clorox Company (The)	3,076	$727,505
Colgate-Palmolive Company	19,956	1,540,603
Estee Lauder Companies, Inc. (The), Class A	5,460	1,078,568
Kimberly-Clark Corporation	8,395	1,276,376
Procter & Gamble Company (The)	60,651	7,952,559

		12,575,611

Real Estate — 3.4%
American Tower Corporation	10,873	2,842,093
AvalonBay Communities, Inc.	3,452	528,570
Boston Properties, Inc.	3,601	320,813
CBRE Group, Inc., Class A (b)	8,202	359,330
Corporate Office Properties Trust	2,679	70,940
Digital Realty Trust, Inc.	6,439	1,033,717
Duke Realty Corporation	9,089	365,287
Equinix, Inc.	2,101	1,650,294
Equity Residential	9,128	489,535
Federal Realty Investment Trust	1,786	136,272
Healthpeak Properties, Inc.	12,405	338,532
Host Hotels & Resorts, Inc.	17,446	188,068
Iron Mountain, Inc.	7,026	198,063
Jones Lang LaSalle, Inc.	1,250	123,638
Macerich Company (The)	2,842	21,684
PotlatchDeltic Corporation	1,610	68,924
Prologis, Inc.	18,174	1,915,903
Realogy Holdings Corporation	2,621	23,746
SBA Communications Corporation, Class A	2,743	854,554
Simon Property Group, Inc.	7,574	472,239
UDR, Inc.	7,250	262,450
Vornado Realty Trust	3,952	136,423

		12,401,075

Materials — 3.2%
Air Products & Chemicals, Inc.	5,424	1,554,681
Albemarle Corporation	2,601	214,478
Amcor PLC (a)	39,594	407,818
Avery Dennison Corporation	2,042	231,440
Axalta Coating Systems Ltd. (b)	5,151	114,352
Ball Corporation	7,993	588,525
Compass Minerals International, Inc.	813	41,414
Domtar Corporation	1,420	29,806
Ecolab, Inc.	6,269	1,172,805
H.B. Fuller Company	1,275	57,809

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2020	continued

	SHARES	VALUE
Materials — (continued)
International Flavors & Fragrances, Inc.	2,108	$265,503
Linde PLC (a)	13,099	3,210,696
Minerals Technologies, Inc.	830	38,910
Mosaic Company (The)	8,759	117,984
Newmont Corporation	19,832	1,372,374
PPG Industries, Inc.	5,786	622,863
Schnitzer Steel Industries, Inc., Class A	746	13,726
Sealed Air Corporation	3,773	134,621
Sherwin-Williams Company (The)	2,039	1,321,109
Sonoco Products Company	2,439	126,194

		11,637,108

Technology Hardware & Equipment — 2.7%
Cisco Systems, Inc.	104,140	4,904,994
Cognex Corporation	4,251	284,264
CommScope Holding Company, Inc. (b)	4,613	42,809
Corning, Inc.	18,690	579,390
Dell Technologies, Inc., Class C (b)	5,966	356,946
F5 Networks, Inc. (b)	1,500	203,850
Flex Ltd. (b)	12,406	142,545
Hewlett Packard Enterprise Company	31,994	315,781
HP, Inc.	35,352	621,488
Keysight Technologies, Inc. (b)	4,631	462,591
Motorola Solutions, Inc.	4,204	587,719
Plantronics, Inc.	821	16,412
TE Connectivity Ltd. (a)	8,200	730,374
Trimble, Inc. (b)	6,144	273,469
Xerox Corporation	4,490	74,758

		9,597,390

Insurance — 2.3%
Allstate Corporation (The)	7,812	737,375
Arthur J. Gallagher & Company	4,626	497,249
Chubb Ltd. (a)	11,110	1,413,636
Hartford Financial Services Group, Inc. (The)	8,844	374,278
Lincoln National Corporation	4,832	180,089
Loews Corporation	6,406	233,242
Marsh & McLennan Companies, Inc.	12,381	1,443,624
Principal Financial Group, Inc.	6,794	288,269
Progressive Corporation (The)	14,355	1,296,831

	SHARES	VALUE
Insurance — (continued)
Prudential Financial, Inc.	9,749	$617,794
Travelers Companies, Inc. (The)	6,259	716,155
Willis Towers Watson PLC (a)	3,172	666,152

		8,464,694

Transportation — 2.3%
AMERCO	244	77,526
ArcBest Corporation	536	16,289
Avis Budget Group, Inc. (b)	1,356	35,120
C.H. Robinson Worldwide, Inc.	3,331	312,181
CSX Corporation	19,035	1,357,957
Delta Air Lines, Inc.	3,910	97,633
Echo Global Logistics, Inc. (b)	579	14,513
Expeditors International of Washington, Inc.	4,193	354,350
Hertz Global Holdings, Inc. (b)	0	0
Kansas City Southern	2,375	408,144
Ryder System, Inc.	1,311	48,022
Southwest Airlines Company	3,512	108,486
Union Pacific Corporation	16,946	2,937,589
United Parcel Service, Inc., Class B	17,270	2,465,465

		8,233,275

Consumer Services — 2.2%
Aramark	5,623	118,758
Choice Hotels International, Inc.	893	75,048
Darden Restaurants, Inc.	3,167	240,375
Domino’s Pizza, Inc.	953	368,439
Hilton Worldwide Holdings, Inc.	6,848	513,942
Jack in the Box, Inc.	523	42,944
Marriott International, Inc., Class A	6,763	566,909
McDonald’s Corporation	18,303	3,555,907
Royal Caribbean Cruises Ltd.	4,378	213,252
Starbucks Corporation	28,806	2,204,523
Vail Resorts, Inc.	990	190,110

		8,090,207

Renewable Energy & Energy Efficiency — 1.7%
Acuity Brands, Inc.	955	94,640
Itron, Inc. (b)	946	65,804
Johnson Controls International, PLC	18,707	719,845
Ormat Technologies, Inc.	1,007	59,917
Tesla, Inc. (b)	3,622	5,182,213

		6,122,419

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2020	continued

	SHARES	VALUE
Telecommunication Services — 1.7%
CenturyLink, Inc.	22,906	$221,043
Verizon Communications, Inc.	101,569	5,838,186

		6,059,229

Consumer Durables & Apparel — 1.5%
Callaway Golf Company	2,170	41,338
Capri Holdings Ltd. (a)(b)	3,433	51,426
Columbia Sportswear Company	761	57,714
Deckers Outdoor Corporation (b)	693	145,010
Ethan Allen Interiors, Inc.	540	6,394
Garmin Ltd. (a)	3,534	348,417
Hanesbrands, Inc.	8,871	125,347
Hasbro, Inc.	3,209	233,487
La-Z-Boy, Inc.	1,083	30,822
Mattel, Inc. (b)	8,341	92,668
Meritage Homes Corporation (b)	915	90,750
Mohawk Industries, Inc. (b)	1,484	118,497
Newell Brands, Inc.	9,770	160,228
NIKE, Inc., Class B	30,499	2,977,007
PVH Corporation	1,763	85,788
Under Armour, Inc., Class A (b)	4,726	49,718
Under Armour, Inc., Class C (b)	4,577	43,436
VF Corporation	8,280	499,781
Whirlpool Corporation	1,555	253,652
Wolverine World Wide, Inc.	1,989	47,816

		5,459,296

Banks — 1.5%
Bank of Hawaii Corporation	987	55,894
Cathay General Bancorp	1,817	43,935
CIT Group, Inc.	2,343	44,447
Citizens Financial Group, Inc.	10,455	259,388
Comerica, Inc.	3,437	132,393
First Republic Bank	4,216	474,216
Heartland Financial USA, Inc.	754	23,555
International Bancshares Corporation	1,323	40,246
KeyCorp.	23,776	285,550
M&T Bank Corporation	3,224	341,583
New York Community Bancorp, Inc.	11,307	119,063
Old National Bancorp	4,301	60,171
People’s United Financial, Inc.	10,830	116,856
PNC Financial Services Group, Inc. (The)	10,646	1,135,609
Regions Financial Corporation	23,431	254,461
Signature Bank	1,320	135,339

	SHARES	VALUE
Banks — (continued)
SVB Financial Group (b)	1,272	$285,271
Truist Financial Corporation	33,005	1,236,367
Umpqua Holdings Corporation	5,329	57,819
Zions Bancorp NA	4,015	130,367

		5,232,530

Commercial & Professional Services — 0.7%
ACCO Brands Corporation	2,208	14,396
ASGN, Inc. (b)	1,287	88,108
Copart, Inc. (b)	5,189	483,874
Deluxe Corporation	1,015	28,653
Exponent, Inc.	1,251	105,159
Heidrick & Struggles International, Inc.	506	10,236
HNI Corporation	1,054	31,304
ICF International, Inc.	434	29,343
IHS Markit, Ltd. (a)	9,304	751,112
Interface, Inc.	1,437	11,467
Kelly Services, Inc., Class A	787	11,656
Knoll, Inc.	1,272	14,895
ManpowerGroup, Inc.	1,434	98,645
Resources Connection, Inc.	605	6,837
Robert Half International, Inc.	2,837	144,318
Steelcase, Inc., Class A	2,218	23,799
Tetra Tech, Inc.	1,327	117,639
TransUnion	4,665	417,844
TrueBlue, Inc. (b)	978	15,091

		2,404,376

Food & Staples Retailing — 0.4%
Kroger Co. (The)	19,738	686,685
Sysco Corporation	11,913	629,602

		1,316,287

Utilities — 0.3%
American Water Works Company, Inc.	4,457	656,382
Essential Utilities, Inc.	5,500	249,425

		905,807

Automobiles & Components — 0.2%
Aptiv PLC (a)	6,260	486,715
Autoliv, Inc. (a)	2,027	131,816
BorgWarner, Inc.	5,048	184,757
Harley-Davidson, Inc.	3,765	98,003

		901,291

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2020	concluded

	SHARES	VALUE
Healthy Living — 0.0%
Hain Celestial Group, Inc. (The) (b)	2,066	$70,203
United Natural Foods, Inc. (b)	1,229	24,395

		94,598

Total Common Stocks (Cost $201,748,166)		359,009,361

SHORT-TERM INVESTMENTS — 0.3%
UMB Money Market Fiduciary Account, 0.01% (c) (Cost $873,614)		873,614

Total Short-term Investments (Cost $873,614)		873,614

TOTAL INVESTMENTS (d) — 100.0%
(Cost $202,621,780)		359,882,975
Other Assets Less Liabilities — 0.0%		102,109

NET ASSETS — 100.0%		$359,985,084

(a)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)

The cost of investments for federal income tax purposes is $207,255,706 resulting in gross unrealized appreciation and depreciation of $162,055,505 and $9,428,236 respectively, or net unrealized appreciation of $152,627,269.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2020

COMMON STOCKS — 98.6%
	SHARES	VALUE
Japan — 23.5%
Aeon Company, Ltd.	15,400	$364,111
Ajinomoto Company, Inc.	11,000	198,656
Asahi Kasei Corporation	29,700	213,636
Astellas Pharma, Inc.	44,600	695,669
Benesse Holdings, Inc.	1,700	44,336
Daifuku Co., Ltd.	2,400	218,703
Dai-ichi Life Holdings, Inc.	25,500	300,808
Daiichi Sankyo Company Ltd.	13,600	1,203,417
Daikin Industries Ltd.	5,900	1,038,084
Daiwa House Industry Company, Ltd.	13,400	295,701
Denso Corporation	10,300	381,024
Eisai Company, Ltd.	6,000	484,239
Fujitsu Ltd.	4,700	629,307
Hankyu Hanshin Holdings, Inc .	5,500	157,521
Hitachi Metals Ltd.	5,200	67,877
Honda Motor Company, Ltd.	38,900	948,377
Kansai Paint Company Ltd.	4,400	84,326
Kao Corp.	11,500	834,256
KDDI Corp.	39,300	1,249,640
Keio Corporation	2,400	119,841
Kikkoman Corporation	3,400	159,569
Kobe Bussan Company Ltd.	1,500	93,095
Komatsu Ltd.	21,000	412,585
Kyushu Railway Company	3,500	69,142
Mitsui Chemicals, Inc.	4,400	83,739
Miura Company Ltd.	2,100	79,849
MS&AD Insurance Group Holdings, Inc.	10,600	266,357
Murata Manufacturing Company, Ltd.	13,700	879,960
NGK Insulators Ltd.	6,300	78,296
Nikon Corporation	7,400	51,737
Nippon Express Company, Ltd.	1,700	80,817
Nippon Paint Holdings Company Ltd.	3,500	239,334
Nippon Yusen KK	4,100	53,349
Nitto Denko Corporation	3,700	209,718
Nomura Real Estate Master Fund, Inc.	102	126,497
Nomura Research Institute Ltd.	7,600	200,590
NTT DOCOMO, Inc.	27,800	765,365
Odakyu Electric Railway Company Ltd.	7,200	150,674
Omron Corporation	4,400	316,931

	SHARES	VALUE
Japan — (continued)
Panasonic Corporation	52,800	$457,321
Rakuten, Inc.	20,300	186,543
Resona Holdings, Inc.	49,400	161,947
SCSK Corporation	1,300	66,165
Sekisui Chemical Company, Ltd.	8,500	115,704
Sekisui House Ltd.	14,600	266,651
SG Holdings Company Ltd.	3,800	139,455
Shimizu Corporation	12,800	91,758
Shionogi & Company Ltd.	6,400	380,742
Sompo Holdings, Inc.	7,900	260,338
Sony Corporation	30,400	2,361,929
Stanley Electric Company Ltd.	3,100	74,260
Sumitomo Chemical Company, Ltd.	35,700	103,017
Sumitomo Metal Mining Company, Ltd.	5,500	165,328
Sumitomo Mitsui Trust Holdings, Inc.	8,200	210,528
Suntory Beverage & Food Ltd.	3,300	124,563
Sysmex Corporation	3,900	299,897
Teijin Ltd.	4,200	60,655
Tokyo Century Corporation	1,000	56,245
Tokyo Electron Ltd.	3,600	996,182
Tokyu Corp.	12,100	134,661
Toray Industries, Inc.	32,600	141,111
West Japan Railway Company	3,900	168,421
Yamaha Corporation	3,200	147,541
Yaskawa Electric Corporation	5,700	189,510
Yokogawa Electric Corporation	5,400	82,945

		21,290,550

Germany — 14.3%
adidas AG (a)	4,525	1,247,939
Allianz SE	9,946	2,063,618
Beiersdorf AG	2,382	284,435
Deutsche Boerse AG	4,505	819,688
Henkel AG & Company KGaA	2,544	221,059
Henkel AG & Company KGaA (b)	4,197	412,685
Merck KGaA	3,038	388,289
METRO AG.	4,286	39,104
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,439	911,622
SAP SE	24,875	3,926,751
Sartorius AG (b)	842	323,982
Siemens AG	18,204	2,319,935

		12,959,107

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2020	continued

	SHARES	VALUE
Switzerland — 8.9%
Alcon, Inc. (a)	11,749	$710,063
Coca-Cola HBC AG (a)	4,731	123,172
Givaudan SA	218	902,846
Kuehne + Nagel International AG (a)	1,306	225,125
Lonza Group AG	1,771	1,107,409
Roche Holding AG	11,115	3,849,543
Sonova Holding AG (a)	1,317	297,763
Swiss Re AG	7,055	556,674
Swisscom AG	626	332,742

		8,105,337

France — 8.5%
Accor SA (a)	4,486	112,928
Amundi SA (a)(c)	1,423	108,269
AXA SA	46,125	925,472
Carrefour SA	14,325	227,675
Casino Guichard Perrachon SA (a)	1,145	31,740
Cie Generale des Etablissements Michelin SCA	4,004	414,695
CNP Assurances (a)	4,135	50,225
Danone SA	14,699	983,889
Gecina SA	1,117	144,905
Getlink SE (a)	10,673	160,587
JCDecaux SA (a)	2,285	38,653
L’Oreal SA	5,993	2,011,495
Natixis SA (a)	22,459	54,937
Orange SA.	47,659	558,625
Schneider Electric SE	13,159	1,508,915
SEB SA	542	89,499
Unibail-Rodamco-Westfield	3,277	171,900
Valeo SA	5,607	143,894

		7,738,303

Canada — 7.4%
Agnico Eagle Mines Ltd.	5,751	456,688
Bank of Montreal	15,242	833,844
Bank of Nova Scotia (The)	28,796	1,182,581
Canadian National Railway Company	17,006	1,661,116
Canadian Tire Corp. Ltd., Class A	1,374	126,670
CGI, Inc. (a)	5,684	405,964
Cronos Group, Inc. (a)	4,304	28,211
First Capital Real Estate Investment Trust	2,206	22,365
Gildan Activewear, Inc.	4,549	80,724

	SHARES	VALUE
Canada — (continued)
Intact Financial Corporation	3,455	$377,200
Magna International, Inc.	6,886	318,262
Metro, Inc.	6,136	269,169
Open Text Corporation	6,406	288,330
Ritchie Bros Auctioneers, Inc.	2,603	120,346
Rogers Communications, Inc., Class B	8,448	344,984
WSP Global, Inc.	2,669	167,592

		6,684,046

United Kingdom — 6.9%
Associated British Foods PLC	8,437	193,254
Barratt Developments PLC	24,004	159,459
Berkeley Group Holdings PLC	2,987	173,318
British Land Company PLC (The)	21,081	100,606
Burberry Group PLC	9,665	157,488
Coca-Cola European Partners PLC	4,838	199,180
Compass Group PLC	42,656	586,943
Croda International PLC	3,124	233,170
InterContinental Hotels Group PLC	4,049	186,512
ITV PLC.	92,518	68,223
J Sainsbury PLC	41,948	102,248
JD Sports Fashion PLC	10,447	82,591
Johnson Matthey PLC	4,510	131,702
Kingfisher PLC	49,766	157,272
Mondi PLC	11,580	205,125
RELX PLC	46,037	969,230
Schroders PLC	2,953	114,054
Segro PLC	27,886	353,173
Taylor Wimpey PLC	86,278	133,093
Unilever PLC	27,910	1,661,991
Whitbread PLC (a)	4,709	133,714
Wm Morrison Supermarkets PLC	55,767	135,282

		6,237,628

Netherlands — 5.7%
Akzo Nobel NV	4,770	449,468
ASML Holding NV	10,134	3,603,157
Koninklijke DSM NV	4,087	625,604
Wolters Kluwer NV	6,540	515,095

		5,193,324

Denmark — 5.0%
Coloplast A/S, Class B	2,850	486,487
GN Store Nord A/S	3,041	187,006
H Lundbeck A/S	1,784	65,045

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2020	continued

	SHARES	VALUE
Denmark — (continued)
Novo Nordisk A/S, Class B	42,127	$2,764,062
Novozymes A/S	5,088	304,361
Pandora A/S	2,347	149,272
Vestas Wind Systems A/S	4,731	606,443

		4,562,676

Australia — 4.9%
ASX Ltd.	4,568	269,145
BlueScope Steel Ltd.	12,037	96,263
Brambles Ltd.	37,214	287,316
Coca-Cola Amatil Ltd.	11,454	66,850
Cochlear Ltd.	1,528	208,513
Coles Group Ltd.	31,405	407,150
Dexus	26,025	157,980
Evolution Mining Ltd.	38,707	165,353
Goodman Group	39,440	479,527
GPT Group (The)	45,405	125,646
Insurance Australia Group Ltd.	54,678	199,059
Lendlease Group	15,694	127,490
Mirvac Group	97,822	145,569
Newcrest Mining Ltd.	19,059	485,535
Ramsay Health Care Ltd.	4,256	188,109
SEEK Ltd.	8,075	124,196
Stockland	55,882	126,296
Sydney Airport	25,620	95,955
Transurban Group	65,544	648,318

		4,404,270

Sweden — 2.5%
Boliden AB	6,452	176,192
Electrolux AB	5,369	100,903
Essity AB, Class B (a)	14,335	472,975
Husqvarna AB B Shares	10,024	95,930
ICA Gruppen AB	2,360	115,931
Skandinaviska Enskilda Banken AB, Class A (a)	38,626	373,710
Svenska Cellulosa AB SCA, Class B (a)	14,795	179,683
Svenska Handelsbanken AB A Shares (a)	37,391	352,615
Tele2 AB B Shares	11,803	167,453
Telia Company AB	59,253	230,893

		2,266,285

Hong Kong — 2.4%
BOC Hong Kong Holdings Ltd.	88,500	246,743

	SHARES	VALUE
Hong Kong — (continued)
Hang Seng Bank Ltd.	18,117	$285,063
Hong Kong Exchanges & Clearing Ltd.	28,520	1,357,927
MTR Corporation Ltd.	38,167	189,676
Swire Pacific Ltd. A Shares	11,500	56,628
Swire Properties Ltd.	26,400	61,010

		2,197,047

Ireland — 1.5%
CRH PLC (d)	51	1,842
CRH PLC (e)	18,571	676,169
DCC PLC	2,318	206,129
Kerry Group PLC, Class A	3,757	497,621

		1,381,761

Spain — 1.3%
Banco Bilbao Vizcaya Argentaria SA	158,668	494,059
Ferrovial SA	141	3,453
Industria de Diseno Textil SA	26,066	690,720

		1,188,232

Singapore — 1.0%
CapitaLand Ltd.	62,100	125,334
City Developments Ltd.	10,600	63,480
DBS Group Holdings Ltd.	42,549	614,647
Singapore Exchange Ltd.	19,000	113,342

		916,803

Finland — 0.9%
Elisa Oyj	3,329	197,446
Metso Outotec Oyj	1	3
Neles Oyj	2,385	34,014
Orion Oyj, Class B	2,506	109,338
UPM-Kymmene OYJ	12,723	339,636
Wartsila OYJ Abp	10,128	84,713

		765,150

Italy — 0.8%
Intesa Sanpaolo SpA (a)	352,953	719,460
Pirelli & C SpA (a)(c)	9,020	35,723

		755,183

Jersey — 0.8%
Ferguson PLC	5,392	475,349
WPP PLC.	29,924	221,937

		697,286

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2020	concluded

	SHARES	VALUE
New Zealand — 0.7%
Auckland International Airport Ltd.	29,015	$123,690
Fisher & Paykel Healthcare Corporation Ltd.	13,581	325,333
Meridian Energy Ltd.	30,365	98,591
Ryman Healthcare Ltd.	10,116	89,792

		637,406

Norway — 0.7%
Mowi ASA	10,670	193,779
Orkla ASA	17,775	174,831
Telenor ASA	17,138	264,931

		633,541

Belgium — 0.6%
KBC Group NV	5,870	334,698
Umicore SA	4,652	219,709

		554,407

Austria — 0.2%
Erste Group Bank AG (a)	6,638	148,586

Portugal — 0.1%
Jeronimo Martins SGPS SA	5,876	98,522

Total Common Stocks (Cost $81,762,305)		89,415,450

SHORT-TERM INVESTMENTS — 0.6%
VALUE
UMB Money Market Fiduciary Account, 0.01% (f) (Cost $522,761)	$522,761

Total Short-term Investments (Cost $522,761)	522,761

TOTAL INVESTMENTS (g) — 99.2%
(Cost $82,285,066)	89,938,211
Other Assets Less Liabilities — 0.8%	742,203

NET ASSETS — 100.0%	$90,680,414

(a)	Non-income producing security.
(b)	Preference shares.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $143,992.

(d)	Shares of this security are traded on the London Stock Exchange.
(e)	Shares of this security are traded on the Irish Stock Exchange.
(f)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(g)

The cost of investments for federal income tax purposes is $83,570,661 resulting in gross unrealized appreciation and depreciation of $13,967,030 and $7,599,480 respectively, or net unrealized appreciation of $6,367,550.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2020

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
ASSETS:
Investments, at value (cost $230,081,950, $202,621,780 and $82,285,066, respectively)	$309,482,815	$359,882,975	$89,938,211
Foreign cash, at value (cost $353,996)	—	—	359,267
Receivables for:
Capital stock sold	203,850	249,525	220,753
Interest	638,137	5	7
Dividends	134,702	345,050	267,184

Total assets	310,459,504	360,477,555	90,785,422

LIABILITIES:
Payable for investment securities purchased	—	—	4,575
Payable for capital stock repurchased	209,043	139,323	19,374
Accrued expenses	379,147	353,148	81,059

Total liabilities	588,190	492,471	105,008

NET ASSETS	$309,871,314	$359,985,084	$90,680,414

NET ASSETS CONSIST OF:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$221,839,807	$205,062,357	$85,814,345
Net distributable earnings	88,031,507	154,922,727	4,866,069

NET ASSETS	$309,871,314	$359,985,084	$90,680,414

NET ASSET VALUE PER SHARE PER CLASS:
Individual Investor Class Shares:
Net assets applicable to shares outstanding	$309,871,314	$265,946,045	$29,072,581
Shares of beneficial interest issued and outstanding	10,051,601	5,092,120	2,490,047
Net asset value per share	$30.83	$52.23	$11.68

Institutional Class Shares:
Net assets applicable to shares outstanding	$—	$94,039,039	$61,607,833
Shares of beneficial interest issued and outstanding	—	1,804,900	5,284,449
Net asset value per share	$—	$52.10	$11.66

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the year ended July 31, 2020

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
INVESTMENT INCOME:
Interest income	$2,368,632	$1,431	$678
Dividend and other income (net of $18,521, $0 and $201,388 foreign withholding taxes, respectively)	2,870,447	5,639,648	1,660,080

Total investment income	5,239,079	5,641,079	1,660,758

EXPENSES:
Administrative services fee.	2,363,082	3,041,215	588,748
Investment advisory fee	1,833,251	730,796	205,703

Total expenses	4,196,333	3,772,011	794,451

NET INVESTMENT INCOME	1,042,746	1,869,068	866,307

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	8,447,551	2,131,393	(1,788,052)
Foreign currency transactions	—	—	(23,108)
Change in net unrealized appreciation on:
Investments	13,349,692	40,698,197	5,760,867
Foreign currency translations	—	—	23,007

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	21,797,243	42,829,590	3,972,714

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,839,989	$44,698,658	$4,839,021

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND		MSCI INTERNATIONAL INDEX FUND
	FOR THE YEAR ENDED JULY 31, 2020	FOR THE YEAR ENDED JULY 31, 2019	FOR THE YEAR ENDED JULY 31, 2020	FOR THE YEAR ENDED JULY 31, 2019	FOR THE YEAR ENDED JULY 31, 2020	FOR THE YEAR ENDED JULY 31, 2019
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$1,042,746	$1,118,296	$1,869,068	$1,702,282	$866,307	$1,076,165
Net realized gain (loss) on investments and foreign currency transactions	8,447,551	4,497,578	2,131,393	1,315,712	(1,811,160)	(903,952)
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	13,349,692	19,024,803	40,698,197	22,554,250	5,783,874	(155,721)

Net increase in net assets resulting from operations.	22,839,989	24,640,677	44,698,658	25,572,244	4,839,021	16,492

Dividends and distributions to shareholders:
Distributions
Individual Investor Class	(5,565,679)	(5,652,357)	(1,857,385)	(4,420,544)	(196,685)	(395,899)
Institutional Class	—	—	(872,217)	(981,555)	(616,102)	(879,437)

Total dividends and distributions	(5,565,679)	(5,652,357)	(2,729,602)	(5,402,099)	(812,787)	(1,275,336)

Capital share transactions:
Proceeds from sales of shares
Individual Investor Class	51,124,955	38,908,506	37,693,243	35,144,497	11,646,049	7,421,273
Institutional Class	—	—	38,785,741	28,005,275	27,776,825	18,903,257
Reinvestment of dividends and distributions
Individual Investor Class	5,371,066	5,465,985	1,794,741	4,288,487	190,192	381,573
Institutional Class	—	—	739,931	773,029	608,601	869,648
Payments for shares redeemed
Individual Investor Class[1]	(40,385,990)	(33,941,631)	(49,460,152)	(43,934,103)	(6,273,803)	(3,802,352)
Institutional Class[2]	—	—	(11,093,851)	(7,478,084)	(11,416,187)	(8,943,606)

Net increase in net assets resulting from capital share transactions	16,110,031	10,432,860	18,459,653	16,799,101	22,531,677	14,829,793

Total increase in net assets	33,384,341	29,421,180	60,428,709	36,969,246	26,557,911	13,570,949
NET ASSETS:
Beginning of period.	276,486,973	247,065,793	299,556,375	262,587,129	64,122,503	50,551,554

End of period.	$309,871,314	$276,486,973	$359,985,084	$299,556,375	$90,680,414	$64,122,503

[1]	Net of redemption fee received of $44,731, $1,106, $21,573, $4,013, $4,781 and $1,396, respectively.
[2]	Net of redemption fee received of $0, $0, $2,691, $0, $7,781 and $1,064, respectively.

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$29.05	$27.05	$25.55	$23.93	$25.07

Income (loss) from investment operations:
Net investment income	0.11	0.12	0.07	0.08	0.02
Net realized and unrealized gain (loss) on investments	2.25	2.50	1.79	2.05	(0.48)

Total increase (decrease) from investment operations	2.36	2.62	1.86	2.13	(0.46)

Less dividends:
Dividends from net investment income	(0.11)	(0.11)	(0.05)	(0.03)	—
Distributions from net realized gains	(0.47)	(0.51)	(0.31)	(0.48)	(0.68)

Total decrease from dividends	(0.58)	(0.62)	(0.36)	(0.51)	(0.68)

Net Asset Value, end of year	$30.83	$29.05	$27.05	$25.55	$23.93

Total return	8.19%	10.04%	7.32%	9.07%	(1.73)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$309,871	$276,487	$247,066	$225,670	$193,805
Ratio of expenses to average net assets	1.47%	1.48%	1.48%	1.48%	1.48%
Ratio of net investment income to average net assets	0.37%	0.44%	0.25%	0.31%	0.10%
Portfolio turnover	25%	19%	18%	26%	24%

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$46.17	$43.16	$38.05	$33.65	$32.73

Income from investment operations:
Net investment income	0.25	0.25	0.22	0.27	0.27
Net realized and unrealized gain on investments	6.16	3.61	5.28	4.84	1.27

Total increase from investment operations	6.41	3.86	5.50	5.11	1.54

Less dividends:
Dividends from net investment income	(0.22)	(0.21)	(0.20)	(0.22)	(0.25)
Distributions from net realized gains	(0.13)	(0.64)	(0.19)	(0.49)	(0.37)

Total decrease from dividends	(0.35)	(0.85)	(0.39)	(0.71)	(0.62)

Net Asset Value, end of year	$52.23	$46.17	$43.16	$38.05	$33.65

Total return	13.95%	9.33%	14.52%	15.42%	4.83%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$265,946	$244,706	$232,609	$207,282	$173,485
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.52%	0.58%	0.53%	0.76%	0.89%
Portfolio turnover	10%	14%	18%	17%	19%

GREEN CENTURY EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,		FOR THE PERIOD APRIL 30, 2018 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2018
	2020	2019
Net Asset Value, beginning of period	$46.11	$43.16	$40.86

Income from investment operations:
Net investment income	0.39	0.39	0.09
Net realized and unrealized gain on investments	6.16	3.59	2.35

Total increase from investment operations	6.55	3.98	2.44

Less dividends:
Dividends from net investment income	(0.43)	(0.39)	(0.14)
Distributions from net realized gains	(0.13)	(0.64)	—

Total decrease from dividends	(0.56)	(1.03)	(0.14)

Net Asset Value, end of period	$52.10	$46.11	$43.16

Total return	14.28%	9.65%	6.50	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$94,039	$54,850	$29,978
Ratio of expenses to average net assets	0.95%	0.95%	0.95	%(b)
Ratio of net investment income to average net assets	0.82%	0.88%	0.83	%(b)
Portfolio turnover	10%	14%	18	%(a)

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,			FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
	2020	2019	2018
Net Asset Value, beginning of period	$11.07	$11.50	$11.31	$10.00

Income (loss) from investment operations:
Net investment income	0.10	0.18	0.17	0.10
Net realized and unrealized gain (loss) on investments	0.59	(0.40)	0.24	1.31

Total increase (decrease) from investment operations	0.69	(0.22)	0.41	1.41

Less dividends:
Dividends from net investment income	(0.08)	(0.16)	(0.19)	(0.10)
Distributions from net realized gains	—	(0.05)	(0.03)	—

Total decrease from dividends	(0.08)	(0.21)	(0.22)	(0.10)

Net Asset Value, end of period	$11.68	$11.07	$11.50	$11.31

Total return	6.28%	(1.82)%	3.62%	14.18	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$29,073	$22,110	$18,744	$8,087
Ratio of expenses to average net assets	1.28%	1.28%	1.28%	1.28	%(b)
Ratio of net investment income to average net assets	0.98%	1.79%	1.71%	1.79	%(b)
Portfolio turnover	20%	23%	28%	13	%(a)

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,			FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
	2020	2019	2018
Net Asset Value, beginning of period	$11.07	$11.50	$11.31	$10.00

Income (loss) from investment operations:
Net investment income	0.13	0.21	0.21	0.12
Net realized and unrealized gain (loss) on investments	0.59	(0.38)	0.23	1.31

Total increase (decrease) from investment operations	0.72	(0.17)	0.44	1.43

Less dividends:
Dividends from net investment income	(0.13)	(0.21)	(0.22)	(0.12)
Distributions from net realized gains	—	(0.05)	(0.03)	—

Total decrease from dividends	(0.13)	(0.26)	(0.25)	(0.12)

Net Asset Value, end of period	$11.66	$11.07	$11.50	$11.31

Total return	6.51%	(1.43)%	3.90%	14.36	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$61,608	$42,012	$31,808	$15,574
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98	%(b)
Ratio of net investment income to average net assets	1.28%	2.09%	2.01%	2.09	%(b)
Portfolio turnover	20%	23%	28%	13	%(a)

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers three separate series, the Green Century Balanced Fund (the “Balanced Fund”), the Green Century Equity Fund (the “Equity Fund”) and the Green Century MSCI International Index Fund (the “MSCI International Index Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992, the Equity Fund Individual Investor Share Class commenced operations on September 13, 1995, the Equity Fund Institutional Share Class commenced operations on April 30, 2018, and the Individual Investor Share Class and Institutional Share Class of the MSCI International Index Fund commenced operations on September 30, 2016.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on U.S. national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on U.S. national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted U.S. equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

For non-U.S. securities traded in foreign markets, the MSCI International Index Fund uses a fair value model developed by an independent pricing service to assist in valuing those securities. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent the readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Examples of level 2 inputs include 1) quoted prices for identical or similar assets in markets that are not active 2) investments valued at amortized cost and 3) investments valued with inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Funds’ own assumptions in determining the fair value of investments.

In some cases, the inputs used to measure the fair value of an asset or a liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of July 31, 2020:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$194,870,326	$ —	$ —	$194,870,326
BONDS & NOTES	—	95,053,316	—	95,053,316
SHORT-TERM OBLIGATIONS	19,559,173	—	—	19,559,173

TOTAL	$214,429,499	$95,053,316	$ —	$309,482,815

The following is a summary of the inputs used to value the Equity Fund’s net assets as of July 31, 2020:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$359,009,361	$ —	$ —	$359,009,361
SHORT-TERM OBLIGATIONS	873,614	—	—	873,614

TOTAL	$359,882,975	$ —	$ —	$359,882,975

The following is a summary of the inputs used to value the MSCI International Index Fund’s net assets as of July 31, 2020:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS
JAPAN	$ —	$21,290,550	$ —	$21,290,550
GERMANY	—	12,959,107	—	12,959,107
SWITZERLAND	—	8,105,337	—	8,105,337
FRANCE	—	7,738,303	—	7,738,303
CANADA	6,684,046	—	—	6,684,046
UNITED KINGDOM	199,180	6,038,448	—	6,237,628
NETHERLANDS	515,095	4,678,229	—	5,193,324
DENMARK	—	4,562,676	—	4,562,676
AUSTRALIA	—	4,404,270	—	4,404,270
SWEDEN	—	2,266,285	—	2,266,285
HONG KONG	—	2,197,047	—	2,197,047
IRELAND	—	1,381,761	—	1,381,761
SPAIN	—	1,188,232	—	1,188,232
SINGAPORE	—	916,803	—	916,803
FINLAND	—	765,150	—	765,150
ITALY	—	755,183	—	755,183
JERSEY	—	697,286	—	697,286
NEW ZEALAND	—	637,406	—	637,406
NORWAY	—	633,541	—	633,541
BELGIUM	—	554,407	—	554,407
AUSTRIA	—	148,586	—	148,586
PORTUGAL	—	98,522	—	98,522

TOTAL COMMONS STOCKS	7,398,321	82,017,129	—	89,415,450

SHORT-TERM OBLIGATIONS	522,761	—	—	522,761

TOTAL	$7,921,082	$82,017,129	$ —	$89,938,211

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

There were no transfers into or out of Level 3 during the reporting period.

(B)

Securities Transactions and Investment Income:    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date. Income, expenses and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

(C)

Currency Translation and Contracts:    Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates. When a Fund purchases or sells foreign securities, it enters into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The MSCI International Index Fund had no open foreign currency spot contracts outstanding as of July 31, 2020.

Cash, including cash denominated in foreign currencies, represents cash on hand held at major financial institutions and is subject to credit risk to the extent the balance exceeds applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations.

(D)

Distributions:    Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(E)

Federal Taxes:    Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

US GAAP requires that all entities, including pass-through entities such as the Funds, establish a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of July 31, 2020. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through July 31, 2020. At July 31, 2020, the tax years 2017 through 2020 remain open to examination by the Internal Revenue Service.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

(F)

Redemption Fee:    A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the year ended July 31, 2020, the Balanced Fund, Equity Fund and MSCI International Index Fund received $44,731, $24,264 and $12,562 respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

(G)

Indemnification:    The Funds’ organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of July 31, 2020, no liability has been accrued.

(H)

Offsetting of Assets and Liabilities:    As of July 31, 2020, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of July 31, 2020, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)

Investment Adviser:    Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. Effective February 1, 2018, Green Century and the Funds on behalf of the Balanced Fund entered into a contractual investment advisory fee waiver agreement pursuant to which Green Century agreed to waive that portion of the fee to which it is otherwise entitled under the Advisory Agreement between Green Century and the Funds with respect to the Balanced Fund, so that Green Century’s investment advisory fee with respect to the Balanced Fund shall be equal on an annual basis to 0.65% of the average daily net assets of the Fund up to $250 million and 0.60% of the value of the average daily net assets of the Fund in excess of $250 million, accrued daily and paid monthly. Effective November 28, 2018, the Balanced Fund’s Advisory Agreement was amended to reflect the same reduction in the advisory fee that was stipulated in the fee waiver agreement. Prior to February 1, 2018, the Balanced Fund paid Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.65% of the average daily net assets of the Fund. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion. The MSCI International Index Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.28% of the MSCI International Index Fund’s average daily net assets.

(B)

Subadvisers:    Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Effective February 1, 2018, Green Century, Trillium, and the Funds on behalf of the Balanced Fund entered into a contractual investment subadvisory fee waiver agreement pursuant to which Trillium agreed to waive that portion of the fee to which it is otherwise entitled under the Subadvisory Agreement between Green Century, Trillium and the Funds with respect to the Balanced Fund, so that Trillium’s investment subadvisory fee with respect to the Fund shall be equal on an annual basis to 0.40% of the value of the average daily net assets of the Fund up to $30 million, 0.35% of the value of the average daily net assets of the Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Fund in excess of $250 million. Effective November 28, 2018, the Balanced Fund’s Subadvisory Agreement was amended to reflect the same reduction in the subadvisory fee that was stipulated in the fee waiver agreement. Prior to February 1, 2018,

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

Trillium was paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the year ended July 31, 2020, Green Century accrued fees of $994,132 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund and MSCI International Index Fund. For the Equity Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the MSCI International Index Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the year ended July 31, 2020, Green Century accrued fees of $140,563 and $113,153 to Northern Trust for the Equity Fund and the International Index Fund, respectively.
(C)

Administrator:    Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets up to and including $250 million and 1.43% of the Fund’s average daily net assets in excess of $250 million. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s Individual Investor Class average daily net assets, and 0.95% of the Fund’s Institutional Class average daily net assets. The MSCI International Index Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor Class average daily net assets, and 0.98% of the Fund’s Institutional Class average daily net assets.

(D)

Subadministrator:    Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2020, Green Century accrued fees of $168,378, $215,969, and $96,429 to UMBFS related to services performed on behalf of the Balanced Fund, the Equity Fund, and the MSCI International Index Fund, respectively.

(E)

Index Agreements:    The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “KLD Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the KLD Index for the Equity Fund, MSCI is paid by the Adviser an annual license fee of $26,000, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. The MSCI International Index Fund invests in the securities included in the MSCI World ex USA SRI ex Fossil Fuels Index (the “World Index”). The Index is owned and maintained by MSCI. For the use of the World Index for the MSCI International Index Fund, MSCI is paid by the Adviser an annual license fee of $16,000, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

excess of $200 million. For the year ended July 31, 2020, Green Century accrued fees of $151,563 and $52,731 to MSCI for the Equity Fund and MSCI International Index Fund, respectively.

NOTE 3 — Investment Transactions

For the year ended July 31, 2020, the Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $67,391,440 and $66,873,518 respectively. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $47,677,056 and $30,493,526, respectively. The MSCI International Index Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $36,537,595 and $14,689,630, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2020 were as follows:

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
Undistributed ordinary income	$110,728	$127,268	$83,896
Undistributed long-term capital gains	8,293,784	2,168,190	—

Tax accumulated earnings	8,404,512	2,295,458	83,896

Accumulated capital and other losses	—	—	(1,602,445)
Unrealized appreciation (depreciation)	79,626,995	152,627,269	6,367,550
Foreign currency translations	—	—	17,068

Distributable net earnings (deficit)	$88,031,507	$154,922,727	$4,866,069

The tax character of distributions paid during the fiscal year ended July 31, 2020 and the year ended July 31, 2019 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2020	YEAR ENDED JULY 31, 2019	YEAR ENDED JULY 31, 2020	YEAR ENDED JULY 31, 2019
Ordinary income	$1,380,364	$1,539,357	$2,051,600	$2,668,893
Long-term capital gains	4,185,315	4,113,000	678,002	2,733,206

	MSCI INTERNATIONAL INDEX FUND
	YEAR ENDED JULY 31, 2020	YEAR ENDED JULY 31, 2019
Ordinary income	$812,787	$1,049,319
Long-term capital gains	—	226,017

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund, the Equity Fund and the MSCI International Index Fund were as follows:

	BALANCED FUND	BALANCED FUND
	YEAR ENDED JULY 31, 2020	YEAR ENDED JULY 31, 2019
Shares sold	1,761,134	1,427,521
Reinvestment of dividends	180,586	216,309
Shares redeemed	(1,408,560)	(1,257,843)

	533,160	385,987

	EQUITY FUND INDIVIDUAL INVESTOR CLASS	EQUITY FUND INDIVIDUAL INVESTOR CLASS
	YEAR ENDED JULY 31, 2020	YEAR ENDED JULY 31, 2019
Shares sold	805,143	824,614
Reinvestment of dividends	36,329	110,775
Shares redeemed	(1,049,915)	(1,024,527)

	(208,443)	(89,138)

	EQUITY FUND INSTITUTIONAL CLASS	EQUITY FUND INSTITUTIONAL CLASS
	YEAR ENDED JULY 31, 2020	YEAR ENDED JULY 31, 2019
Shares sold	836,576	653,982
Reinvestment of dividends	15,047	19,493
Shares redeemed	(236,223)	(178,554)

	615,400	494,921

	MSCI INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS	MSCI INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS
	YEAR ENDED JULY 31, 2020	YEAR ENDED JULY 31, 2019
Shares sold	1,036,568	687,102
Reinvestment of dividends	16,768	35,596
Shares redeemed	(560,332)	(356,006)

	493,004	366,692

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	concluded

	MSCI INTERNATIONAL INDEX INSTITUTIONAL CLASS	MSCI INTERNATIONAL INDEX INSTITUTIONAL CLASS
	YEAR ENDED JULY 31, 2020	YEAR ENDED JULY 31, 2019
Shares sold	2,490,044	1,775,836
Reinvestment of dividends	53,436	80,885
Shares redeemed	(1,055,823)	(825,444)

	1,487,657	1,031,277

NOTE 6 — Special Meeting of Shareholders of the Balanced Fund

On June 26, 2020, shareholders of the Balanced Fund approved a new investment subadvisory agreement with Trillium Asset Management LLC, the subadviser to the Balanced Fund. The percentage of shares outstanding and entitled to vote that were present by proxy was 51.11%. The number of shares voted were as follows:

For	Against	Abstain	Total
4,550,168	66,308	442,541	5,059,017

Note 7 — Market Risk from COVID-19

In March 2020, a pandemic related to COVID-19 was declared. The pandemic represents a market risk factor including uncertainty in the financial markets. Green Century will continue to monitor market conditions as information is available and evaluate the potential impacts, if any, on the value of its investments.

NOTE 8 — Subsequent Events

Subsequent to July 31, 2020 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events requiring disclosure.

There were no events requiring accrual or disclosure.

BOARD OF TRUSTEES’ CONSIDERATION OF SUBADVISORY AGREEMENT

Perpetual Limited (an Australian Asset Manager) (“Perpetual”) acquired Trillium “(the “Transaction”) . The effective date of the Transaction was June 30, 2020.

At a meeting held on March 25, 2020 (the “March 2020 Meeting”), the Board of Trustees of the Trust, including a majority of the Independent Trustees: (i) unanimously approved the New Subadvisory Agreement and the Interim Subadvisory Agreement (collectively the “Subadvisory Agreements”) and (ii) unanimously recommended that Shareholders of the Balanced Fund approve the New Subadvisory Agreement. The Subadvisory Agreements were presented for approval because the Current Subadvisory Agreement would terminate upon completion of the proposed Transaction.

The Trustees considered all of the information provided to them by Trillium in connection with the March 2020 Meeting, as well as information provided over the past year and information provided to them in connection with their meeting on October 4, 2019, which was the meeting in which the Trustees considered and approved the renewal of the Current Subadvisory Agreement for the one-year period ended November 28, 2020 (the “2019 Annual Renewal Meeting”). At the March 2020 Meeting, Trillium affirmed and updated prior information and representations provided to the Trustees, including information and representations provided in connection with the 2019 Annual Renewal Meeting. In relying on information from the 2019 Annual Renewal Meeting (as affirmed and updated in March 2020), the Trustees observed that the term of the New Subadvisory Agreement would run until the same 2020 date as the annual renewal period for the Current Subadvisory Agreement that the Trustees approved at the 2019 Annual Renewal Meeting. In connection with their deliberations at the March 2020 Meeting, and in a separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Trillium regarding the investment performance of the Balanced Fund, the subadvisory fees paid to Trillium and the profitability to Trillium of its subadvisory relationship to the Balanced Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the approval of the Subadvisory Agreements. The Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the contract review and the Transaction. In approving the Subadvisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Subadvisory Agreements, Trillium will continue to provide the day-to-day portfolio management of the Balanced Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Balanced Fund’s environmental screening criteria; managing the volatility, liquidity, risk, and turnover of the portfolio; and investing the portfolio consistent with the Balanced Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed over $2 billion in assets. The Trustees reviewed information relating to the Transaction, which included materials from Trillium, and the role of current Trillium personnel under the Subadvisory Agreements following the Transaction and placed emphasis on the representations that the role of such personnel would remain unchanged. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff, as reported to them by the Trust’s Chief Compliance Officer. The Trustees also considered Trillium’s leadership in social and environmental responsibility, including its shareholder advocacy efforts. The Trustees observed that, following the Transaction, the operations and leadership of Trillium were expected to continue with a considerable degree of independence from Perpetual, and Trillium would operate under its brand with no changes to its team, investment process, or advocacy initiatives.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Trillium supported the approval of the Subadvisory Agreements.

Investment Performance.    The Trustees reviewed and considered, at their 2019 Annual Renewal Meeting, information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of periods ended July 31, 2019, the Balanced Fund’s one-, three-, five- and ten-year average annual returns outperformed the Lipper Balanced Fund Index. The Trustees also noted that as of periods ended July 31, 2019, the Balanced Fund’s one- and three-year average annual returns outperformed a custom balanced index (“Custom Index”) comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate and Government Index and its five- and ten-year average annual returns underperformed the Custom Index. At the March 2020 Meeting, the Trustees received further updated performance information, including information relating to the Balanced Fund’s performance through periods of considerable market volatility as a result of the COVID-19 pandemic during the first part of 2020. After considering all the factors deemed appropriate at the March 2020 Meeting, the Trustees concluded that the performance of the Balanced Fund together with Trillium’s investment process, philosophies and experience in environmentally and socially responsible investing, supported the approval of the Subadvisory Agreements.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees to be paid by Green Century to Trillium under the Subadvisory Agreements were 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Balanced Fund in excess of $250 million. The Trustees noted that the subadvisory fees to be paid under the Subadvisory Agreements would be the same as those paid under the Current Agreement.

In evaluating the profitability of the Current Agreement to Trillium, the Trustees noted that based on information provided by Trillium at the 2019 Annual Renewal Meeting, the relationship was profitable. The Trustees noted that Trillium stated that recent increases in the assets of the Balanced Fund have allowed Trillium to realize what it considers to be a fair entrepreneurial profit on the subadvisory services it provides. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Balanced Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. The Trustees took into account that Trillium is the investment adviser or sub-adviser to other mutual funds. The Trustees also considered Trillium’s fee structure and noted, based on the information provided, that the subadvisory fees were lower than the fees Trillium would receive from an institutional client with separate accounts of similar size as the Balanced Fund.

The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Balanced Fund, noting that the terms of the Trust’s investment advisory agreement with Green Century were not subject to review, approval or renewal at the March 2020 Meeting.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreements, taking into account the nature and quality of services provided and the costs of the services provided by and to be provided by Trillium, supported the approval of the Subadvisory Agreements.

Other Benefits.    The Trustees evaluated potential other benefits that Trillium may realize from its relationship with the Balanced Fund. At the 2019 Annual Renewal Meeting, they had considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Balanced Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer in the business of executing trades for U.S. mutual funds and therefore no benefit would be realized by Trillium through transactions with affiliated brokers.

The Trustees further considered the reputational and other advantages that Trillium and, by extension, its new parent Perpetual may gain from its relationship with the Balanced Fund. The Trustees concluded that the expected benefits were reasonable in the context of its relationship with the Balanced Fund.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Trillium as the Balanced Fund grows in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of the Balanced Fund (compared with similar funds in the industry) and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant increases in Balanced Fund and Trust assets over the past few years. They considered that if the assets were to increase, Trillium could have the opportunity to experience economies of scale. They also noted that pursuant to the Subadvisory Agreements, the overall subadvisory fees paid to Trillium by Green Century (out of the advisory fee that Green Century receives from the Balanced Fund, which is subject to a breakpoint) include breakpoints at $30 million and $250 million, so that fees as a percentage of net assets decrease modestly (from 40 basis points towards 30 basis points) as assets in the Balanced Fund increase. The Trustees concluded that economies of scale could be realized as the Balanced Fund grows, and that the fee schedules as specified were appropriate, and supported the approval of the Subadvisory Agreements.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Subadvisory Agreements should be approved.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

Green Century Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Green Century Balanced Fund, Green Century Equity Fund, and Green Century MSCI International Index Fund (collectively, the Funds), each a series of Green Century Funds, including the portfolios of investments, as of July 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and broker, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Green Century investment companies since 1995.

Boston, Massachusetts

September 25, 2020

TAX INFORMATION

For the year ended July 31, 2020, the Balanced Fund, Equity Fund and MSCI International Fund, respectively, had 100%, 100% and 0.00% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

For the year ended July 31, 2020, the Balanced Fund, Equity Fund and MSCI International Fund, respectively, had 100%, 100% and 100% of dividends paid from net investment income, designated as qualified dividend income.

GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2020. Each Trustee and each Officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust’s Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Independent Trustees:
Jonathan Darnell 114 State Street Suite 200 Boston, MA 02109 Age: 60	Trustee since 2014	Managing Director, AltEnergy, LLC (since 2016); Managing Director, Pickwick Capital Partners (since 2014); President/Founder, Patolan Partners (since 2011).	3

Daniel S. Kern 114 State Street Suite 200 Boston, MA 02109 Age: 59	Trustee since 2015	Chief Investment Officer, TFC Financial Management (since 2015); President and Chief Investment Officer, Advisor Partners (2011 to 2015).	3

Peter D. Kinder 114 State Street Suite 200 Boston, MA 02109 Age: 73	Trustee since 2015	Retired; Director, Trillium Asset Management (2013 to 2014)	3

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Mary Raftery 114 State Street Suite 200 Boston, MA 02109 Age: 55	Trustee since 2009	Senior Advisor, Funder Collaborations, ClimateWorks Foundation (since 2014); Organizational Development Consultant, Self-employed (since 2007).	3

James H. Starr 114 State Street Suite 200 Boston, MA 02109 Age: 72	Chairperson since 2009; Trustee since 1991	Consultant, Rainville Petito, PLLC (2016 to 2019); Consultant, Danielson Rainville Attorneys, PLLC (2016); Director and President, Gunnison Valley Housing Foundation (since 2011); Director (since 2011) and President (2015-2018), Coal Creek Watershed Coalition; Senior Attorney, Starr and Associates, PC (1982 to 2014).	3

Interested Trustees:
Douglas H. Phelps* 114 State Street Suite 200 Boston, MA 02109 Age: 73	Trustee since 1997	President (1996 to 2003) and Director (since 1996), Green Century Capital Management, Inc.; President and Executive Director, The Public Interest Network (since 1982); Chairman, U.S. PIRG (since 1983); Chairman, Environment America (since 2007); President, Telefund, Inc. (since 1988); President, Grassroots Campaigns, Inc. (since 2003).	3

Wendy Wendlandt* 114 State Street Suite 200 Boston, MA 02109 Age: 58	Trustee since 1991	President (2006 to 2013) and Director (since 2006), Green Century Capital Management, Inc.; Political Director, The Public Interest Network (since 1989); Senior Staff, Fund for Public Interest (since 1989); Director, Fair Share (since 2012); President, Environment America Research and Policy Center (since 2007); Acting President, Environmental America (since 2020).	3

Officers:
John Nolan* 114 State Street Suite 200 Boston, MA 02109 Age: 57	President and Treasurer since 2018	Senior Vice President and Treasurer (since 2018), Green Century Capital Management, Inc.; Chief Operations Officer, SIFF Capital Management (2016 to 2017); Partner, Kingsbridge National Ice Center (2009 to 2016).	Not applicable

Amy Puffer* 114 State Street Suite 200 Boston, MA 02109 Age: 61	Chief Compliance Officer since 2004; Secretary and Assistant Treasurer since 2006	Chief Compliance Officer (since 2004), Clerk and Director (since 2006), Green Century Capital Management, Inc.	Not applicable

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund and International Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Printed on recycled paper with soy-based ink.

Annual Report

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Green Century Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Green Century or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Green Century Funds electronically by contacting your financial intermediary or, if you invest directly with the Funds, by contacting Shareholder Services at 1-800-221-5519 or by visiting https://www.greencentury.com/access-my-account/.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Funds, you can inform Green Century that you wish to continue receiving paper copies of your shareholder reports by contacting Green Century at 1-800-221-5519 or via email at info@greencentury.com. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all accounts held in the Green Century Funds.

July 31, 2020

Balanced

Fund

Equity

Fund

International

Fund

An investment for your future.

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Item 2. Code of Ethics

(a)	The registrant has adopted a Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

(c)	During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

(d)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in Item 2(a) above.

(e)	Not applicable.

(f)	The Code of Ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Jonathan Darnell, a member of the Board’s audit committee, qualifies as an “audit committee financial expert” as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Darnell is “independent” as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

For the fiscal year ended 7/31/20: $83,000

For the fiscal year ended 7/31/19: $83,000

(b)

Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

For the fiscal year ended 7/31/20: $18,540

For the fiscal year ended 7/31/19: $18,540

(d)

All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)

The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds’ auditor to the Funds’ investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

(e)(2)	Zero percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal year ended 7/31/20: $18,540

For the fiscal year ended 7/31/19: $18,540

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable.

Item 13. Exhibits

(a)(1)	Code of Ethics: Incorporated by reference to the Registrant’s Form N-CSR filed on October 7, 2013.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(3)	Not applicable.

(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ John R. Nolan
John R. Nolan
President and Principal Executive Officer
October 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John R. Nolan
John R. Nolan
President and Principal Executive Officer
October 6, 2020

/s/ John R. Nolan
John R. Nolan
Treasurer and Principal Financial Officer
October 6, 2020